Filed pursuant to Rule 497(e)

File Nos. 33-48907 and 811-58433

Marshall Funds, Inc.

Statement of Additional Information

December 15, 2008

(as revised January 23, 2009)

Money Market Funds	Equity Funds

•        Marshall Government Money Market Fund

•        Marshall Tax-Free Money Market Fund

•        Marshall Prime Money Market Fund

Income Funds

•        Marshall Short-Term Income Fund

•        Marshall Short-Intermediate Bond Fund

•        Marshall Intermediate Tax-Free Fund

•        Marshall Government Income Fund

•        Marshall Corporate Income Fund

•        Marshall Aggregate Bond Fund

•        Marshall Core Plus Bond Fund

•        Marshall Large-Cap Value Fund

•        Marshall Large-Cap Growth Fund

•        Marshall Mid-Cap Value Fund

•        Marshall Mid-Cap Growth Fund

•        Marshall Small-Cap Growth Fund

•        Marshall International Stock Fund

•        Marshall Emerging Markets Equity Fund

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Prospectuses for the Marshall Funds listed above (each, a Fund and collectively, the Funds) dated December 15, 2008. This SAI incorporates by reference the financial statements from the Funds’ August 31, 2008 Annual Report. You may obtain any of the Prospectuses and the Annual Report without charge by calling Marshall Investor Services (MIS) at 1-800-236-FUND (3863), or you can visit the Marshall Funds’ website at http://www.marshallfunds.com.

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

M&I DISTRIBUTORS, LLC

DISTRIBUTOR

HOW ARE THE FUNDS ORGANIZED?

Marshall Funds, Inc. (Corporation) is an open-end, management investment company that was established as a Wisconsin corporation on July 31, 1992.

The Funds are diversified portfolios of the Corporation. The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes. Currently, the Corporation consists of seventeen separate series, all of which are discussed in this SAI.

The Board of Directors of the Corporation (Board) has established certain classes of shares with respect to each Fund as follows:

Fund	Advisor Class Shares (Class A)	Investor Class Shares (Class Y)	Institutional Class Shares (Class I)
Government Money Market Fund		Ö	Ö
Tax-Free Money Market Fund		Ö	Ö
Prime Money Market Fund	Ö	Ö	Ö
Short-Term Income Fund	Ö	Ö	Ö
Short-Intermediate Bond Fund*	Ö	Ö	Ö
Intermediate Tax-Free Fund		Ö
Government Income Fund	Ö	Ö	Ö
Corporate Income Fund	Ö	Ö	Ö
Aggregate Bond Fund	Ö	Ö	Ö
Core Plus Bond Fund		Ö	Ö
Large-Cap Value Fund	Ö	Ö	Ö
Large-Cap Growth Fund	Ö	Ö	Ö
Mid-Cap Value Fund	Ö	Ö	Ö
Mid-Cap Growth Fund	Ö	Ö	Ö
Small-Cap Growth Fund	Ö	Ö	Ö
International Stock Fund	Ö	Ö	Ö
Emerging Markets Equity Fund	Ö	Ö	Ö

*	Effective June 1, 2007, the Marshall Intermediate Bond Fund changed its name to the Marshall Short-Intermediate Bond Fund.

The Funds’ investment adviser is M&I Investment Management Corp. (Adviser). The Adviser has retained the following sub-advisers (each, a Sub-Adviser and collectively, Sub-Advisers) for certain Funds:

Fund Name	Sub-Adviser
Corporate Income Fund	Taplin, Canida & Habacht, LLC (TCH)

Core Plus Bond Fund	Taplin, Canida & Habacht, LLC (TCH)

International Stock Fund	Acadian Asset Management, LLC (Acadian)

Trilogy Global Advisors, LLC (Trilogy)

Emerging Markets Equity Fund	Trilogy Global Advisors, LLC (Trilogy)

This SAI contains additional information about the Corporation and the Funds. This SAI uses the same terms as defined in the Funds’ respective Prospectuses.

The definitions of the terms “series” and “class” in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL) differ from the meanings assigned to those terms in the Prospectuses and this SAI. The Corporation’s Articles of Incorporation reconcile this inconsistency in terminology, and provide that the Prospectus and SAI may define these terms consistently with the use of those terms under the WBCL.

SECURITIES IN WHICH THE FUNDS INVEST

Following is a table that indicates which types of securities or practices are a(n):

•	P = Principal investment or practice of a Fund; (shaded in chart)
•	A = Acceptable (but not principal) investment or practice of a Fund; or
•	N = Not an acceptable investment or practice of a Fund.

MONEY MARKET FUNDS AND INCOME FUNDS

Securities	Government Money Market	Tax-Free Money Market	Prime Money Market	Short- Term Income	Short- Intermediate Bond	Interme- diate Tax-Free	Government Income	Corporate Income	Aggregate Bond	Core Plus Bond
Asset-Backed Securities	A	A	A	P	A	A	P	A	A	A

Bank Instruments	A	A	P	P	A	A	A	A	A	A

Borrowing	A	A	A	A	A	A	A	A	A	A

Callable Securities	A	P	A	A	A	A	A	A	A	A

Commercial Paper	A	A	P	A	A	A	A	A	A	A

Convertible Securities	N	N	N	A	A	A	A	A	A	A

Credit Enhancements	A	P	A	A	A	P	A	A	A	A

Debt Obligations	P	P	P	P	P	P	P	P	P	P

Demand Master Notes	A	P	P	A	A	N	A	A	A	A

Derivative Instruments	N	N	N	A	A	A	A	A	A	A

Dollar Rolls	N	N	N	A	P	A	P	A	P	A

Emerging Markets Securities	N	N	N	N	N	N	N	A	N	A

Fixed Rate Debt Obligations	P	P	P	P	P	P	P	P	P	P

Floating Rate Debt Obligations	P	P	P	P	P	P	P	P	P	P

Foreign Money Market Instruments	A	A	A	A	A	A	A	A	A	A

Securities	Government Money Market	Tax-Free Money Market	Prime Money Market	Short- Term Income	Short- Intermediate Bond	Interme- diate Tax-Free	Government Income	Corporate Income	Aggregate Bond	Core Plus Bond
Foreign Securities	N	N	N	A	A	N	A	A	A	A

Forward Commitments, When-Issued and Delayed Delivery Transactions	A	A	A	A	A	A	A	A	A	A

Funding Agreements	A	A	P	A	A	A	A	A	A	A

Futures and Options Transactions	N	N	N	A	A	A	A	A	A	A

Guaranteed Investment Contracts	A	A	A	A	A	N	A	A	A	A

High Yield Securities	N	N	N	N	N	N	N	A	N	A

Hybrid Instruments	N	N	N	A	A	A	A	A	A	A

Illiquid and Restricted Securities	A	A	A	A	A	A	A	A	A	A

Lending of Portfolio Securities	A	A	A	A	A	A	A	A	A	A

Mortgage-Backed Securities	A	A	A	A	P	A	P	A	P	A

Municipal Leases	N	A	N	A	A	A	A	A	A	A

Municipal Securities	N	P	A	A	A	P	A	A	A	A

Participation Interests	A	A	A	A	N	A	N	A	N	A

Repurchase Agreements	P	A	P	P	P	A	P	P	P	P

Reverse Repurchase Agreements	A	A	A	A	A	A	A	A	A	A

Securities	Government Money Market	Tax-Free Money Market	Prime Money Market	Short- Term Income	Short- Intermediate Bond	Interme- diate Tax-Free	Government Income	Corporate Income	Aggregate Bond	Core Plus Bond
Securities of Other Investment Companies	A	A	A	A	A	A	A	A	A	A

Sovereign Debt	N	N	N	N	N	N	N	A	N	A

Swap Transactions	N	N	N	A	A	A	A	A	A	A

U.S. Government Securities	P	A	A	A	A	A	P	A	A	A

Variable Rate Demand Notes	A	P	A	A	A	A	A	A	A	A

Zero Coupon Securities	A	A	A	A	A	A	A	A	A	A

EQUITY FUNDS

Securities	Large-Cap Value	Large-Cap Growth	Mid-Cap Value	Mid-Cap Growth	Small-Cap Growth	International Stock	Emerging Markets Equity
American Depositary Receipts	A	A	A	A	A	A	A

Asset-Backed Securities	A	A	A	A	A	A	A

Bank Instruments	A	A	A	A	A	A	A

Borrowing	A	A	A	A	A	A	A

Commercial Paper	A	A	A	A	A	A	A

Common Stock	P	P	P	P	P	P	P

Convertible Securities	A	A	A	A	A	A	A

Debt Obligations	A	A	A	A	A	A	A

Derivative Instruments	A	A	A	A	A	A	A

Emerging Markets Securities	N	N	N	N	N	A	P

European Depositary Receipts	N	N	N	N	N	A	A

Fixed Rate Debt Obligations	A	A	A	A	A	A	A

Floating Rate Debt Obligations	A	A	A	A	A	A	A

Foreign Currency Hedging Transactions	N	N	N	N	N	A	A

Foreign Currency Transactions	N	N	N	N	N	A	A

Foreign Securities	A	A	A	A	A	P	P

Securities	Large-Cap Value	Large-Cap Growth	Mid-Cap Value	Mid-Cap Growth	Small-Cap Growth	International Stock	Emerging Markets Equity
Forward Commitments, When-Issued and Delayed Delivery Transactions	A	A	A	A	A	A	A

Futures and Options Transactions	A	A	A	A	A	A	A

Global Depositary Receipts	N	N	N	N	N	A	A

Hybrid Instruments	A	A	A	A	A	A	A

Illiquid and Restricted Securities	A	A	A	A	A	A	A

Lending of Portfolio Securities	A	A	A	A	A	A	A

Mortgage-Backed Securities	A	A	A	A	A	A	A

Preferred Stocks	A	A	A	A	A	A	A

Repurchase Agreements	A	A	A	A	A	A	A

Reverse Repurchase Agreements	A	A	A	A	A	A	A

Securities of Other Investment Companies	A	A	A	A	A	A	A

Sovereign Debt	N	N	N	N	N	N	A

Swap Transactions	A	A	A	A	A	A	A

U.S. Government Securities	A	A	A	A	A	A	A

Variable Rate Demand Notes	A	A	A	A	A	A	A

Warrants	A	A	A	A	A	A	A

SECURITIES DESCRIPTIONS, TECHNIQUES AND RISKS

The following information supplements the discussion of each Fund’s securities and investment techniques that are described in the Prospectuses.

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

Recent Market Events

During 2008, U.S. and international markets experienced dramatic volatility. The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risks of investing in the following securities.

Agency Securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Other government entities receive support through federal subsidies, loans or other benefits. A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Investors regard agency securities as having low credit risks, but not as low as Treasury securities.

A Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.

Recent Events Regarding Fannie Mae and Freddie Mac. In September 2008, the U.S. Treasury announced that the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) had been placed in conservatorship by the Federal Housing Finance Agency (FHFA). In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury entered into preferred stock purchase agreements under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets, the U.S. Treasury will contribute cash capital to the company. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by Fannie Mae and Freddie Mac will be successful.

Asset-Backed Securities are issued by non-governmental entities and carry no direct or indirect government guarantee. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds. Asset-backed securities may also resemble some types of collateralized mortgage obligations (CMOs).

Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool and any credit enhancement provided. Also, these securities may be subject to prepayment risk.

Bank Instruments are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments.

The Funds will invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus and undivided profits of over $100 million or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation. Securities that are credit-enhanced with a bank’s irrevocable letter of credit or unconditional guaranty will also be treated as bank instruments.

Foreign Bank and Money Market Instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs) and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.

ECDs, ETDs, YCDs and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuing bank and the possible impact of interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.

Borrowing. The Funds may borrow money from banks or through reverse repurchase agreements (as described below) in amounts up to one-third of total assets (net assets in the case of the Money Market Funds, Short-Term Income Fund, Short-Intermediate Bond Fund and Aggregate Bond Fund) and pledge some assets as collateral. A Fund that borrows will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by the Fund from any securities purchased with borrowed money. With respect to borrowings, the Funds are required to maintain continuous asset coverage equal to 300% of the amount borrowed. If the coverage declines to less than 300%, a Fund must sell sufficient portfolio securities to reduce its borrowings and restore the coverage even if it must sell the securities at a loss.

The Corporation has established a line of credit with a bank by which a Fund may borrow money for temporary or emergency purposes. The Funds pay a commitment fee to the bank in order for the line of credit to be available.

The International Stock Fund and Emerging Markets Equity Fund are permitted to borrow money or engage in reverse repurchase agreements for investment leverage, a strategy that involves purchasing securities in amounts that exceed the amount it has invested in the underlying securities. The excess exposure increases the risks associated with the underlying securities and tends to exaggerate the effect of changes in the value of its portfolio securities and consequently on the Fund’s net asset value (NAV). The Fund may pledge more than 5% of its total assets to secure such borrowings. The International Stock Fund and Emerging Markets Equity Fund are also permitted to purchase securities while borrowings in excess of 5% of the Fund’s total assets are outstanding.

Commercial Paper and Restricted and Illiquid Securities. Commercial paper represents an issuer’s draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.

The Funds may invest in commercial paper issued under Section 4(2) of the Securities Act of 1933, as amended (1933 Act). By law, the sale of Section 4(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Funds. A Fund purchasing Section 4(2) commercial paper must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(2) commercial paper and, thus, provide liquidity.

The Adviser believes that certain Section 4(2) commercial paper and certain other restricted securities that meet the Board’s criteria for liquidity are liquid. Therefore, Section 4(2) commercial paper and restricted securities that the Adviser has determined to be liquid are not subject to the Funds’ investment limitation applicable to illiquid securities.

Concentration Each Fund has adopted a fundamental investment policy that prohibits the Fund from investing 25% or more of its assets in the securities of companies in any one industry (except as described under “Investment Limitations—Fundamental Limitations—Concentration of Investments”). For purposes of this policy, the Adviser determines industry classifications for the Equity Funds in accordance with the Global

Industry Classification Standards, an industry classification system developed by Standard & Poor’s Corporation in collaboration with Morgan Stanley Capital International.

Convertible Securities are fixed income securities that a Fund has the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, if a Fund holds fixed income securities convertible into shares of common stock at a conversion price of $10 per share, and the shares have a market value of $12, a Fund could realize an additional $2 per share by converting the fixed income securities.

To compensate for the value of the conversion option, convertible securities have lower yields than comparable fixed income securities. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

A Fund treats convertible securities as both fixed income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.

Corporate Debt Securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.

Credit Enhancement. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. In certain cases, credit-enhanced securities may be treated as having been issued both by the issuer and the credit enhancer (see “Diversification of Investments,” below).

Credit Quality. The Income Funds and Equity Funds may invest in securities that are investment grade at the time of purchase. This does not preclude the Short-Term Income Fund from investing in other investment companies that may hold fixed income securities rated less than investment grade. The Corporate Income Fund and Core Plus Bond Fund may also invest in securities that are not investment grade. Investment grade securities are those that have received one of a Nationally Recognized Statistical Rating Organization’s (NRSRO) four highest ratings or, if unrated, determined by the Adviser to be of comparable quality. Securities receiving the fourth highest rating (Baa by Moody’s or BBB by S&P or Fitch) have speculative characteristics, and changes in the market or the economy are more likely to affect the ability of the issuer to repay its obligations when due. The Adviser will evaluate downgraded securities and will sell any security determined not to be an acceptable investment. The Money Market Funds are subject to Rule 2a-7 under the Investment Company Act of 1940, as amended (1940 Act), and will follow the credit quality requirements of the Rule. See Appendix A of this SAI for further information on securities ratings.

Demand Features. The Funds may purchase securities subject to a demand feature, which may take the form of a put or standby commitment. Demand features permit a Fund to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security. Other events may also terminate a demand feature, in which case liquidity is also affected.

Demand Master Notes are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as a Fund) payable upon demand by either party. A party may demand full or partial payment, and the notice period for demand typically ranges from one to seven days. Many master notes give a Fund the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.

Depositary Receipts. ADRs are receipts issued by a U.S. bank that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts issued by foreign banks or trust companies, or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. Depositary receipts may not be denominated in the same currency as the underlying securities into which they may be converted, and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.

Derivative Instruments. Derivative instruments are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative instruments (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative instruments (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative instrument is referred to as a counterparty.

The Money Market Funds may not purchase or sell derivative instruments. The other Funds, in pursuing their individual objectives and to the extent specified herein or in their respective Prospectuses, may purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes and foreign currencies and enter into interest rate, foreign currency and index futures contracts and purchase and sell options on such futures contracts for hedging purposes, to seek to replicate the composition and performance of a particular index, or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds also may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent a Fund may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts or futures options, are traded in the future, the Board may authorize their use.

In the case of the Income Funds, financial futures contracts and options can be used as tools in managing duration, which measures a fixed income security’s average life and reflects the present value of the security’s cash flow. Selling futures contracts or purchasing put options can accomplish the shortening of a portfolio’s duration in anticipation of higher interest rates. Conversely, purchasing futures contracts or call options can accomplish the lengthening of portfolio duration in anticipation of lower interest rates. The use of these instruments in this manner is preferred to either liquidating or purchasing securities held by the Funds in order to achieve the portfolio’s duration targets because it reduces transaction costs to the Funds. In addition, the use of financial futures contracts and related options permits the Funds’ portfolio managers to react in a more timely manner to changes in interest rates.

The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. If the Adviser or Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Adviser or Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Although some strategies involving derivative instruments can reduce the risk of loss for a Fund, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or to the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class.

Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract (futures option) gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

A Fund may invest in financial futures contracts and options thereon with respect to, but not limited to, interest rates and security indexes. To the extent that a Fund may invest in foreign currency-denominated securities, it may also invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the Nikkei 225, the NYSE composite, U.S. Treasury bonds, U.S. Treasury notes, the Government National Mortgage Association (GNMA) Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

A Fund may purchase or write call futures options and put futures options, to the extent specified herein or in its Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission, neither the Company nor any Fund is deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (CEA), and they are not subject to registration or regulation as such under that Act.

Limitations on Use of Futures and Futures Options. A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board (initial margin). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired on that date. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally those obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

A Fund may write a covered straddle consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

When purchasing a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board, that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may

“cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Funds’ custodian).

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board, that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board, that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

To the extent that securities with maturities greater than one year are used to segregate assets to cover a Fund’s obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio, and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund’s portfolio securities. Thus, the use of a longer-term security may require a Fund to hold offsetting short-term securities to balance the Fund’s portfolio such that the Fund’s duration does not exceed the maximum permitted for the Fund in its Prospectuses.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts.

Risks Associated with Futures and Options Generally. The following describes the general risks of investing in futures and options:

Management Risk. Financial futures contracts and related options are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The Funds’ use of financial futures and options may not always be a successful strategy and using them could lower a Fund’s return. Further, if the Adviser incorrectly forecasts interest rates or other economic factors and has taken positions in financial futures contracts or options contrary to prevailing market trends, a Fund could be exposed to the risk of loss.

Correlation Risk. Imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Funds may result in losses in excess of the amount invested in these instruments.

Market Risk. Financial futures contracts and related options, like most other investments, are subject to the risk that the market value of the investment will decline. Adverse movements in the value of the underlying assets can expose the Funds to losses.

Exchange Limit Risk. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Liquidity Risk. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, in which case that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed herein are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Counterparty Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms.

Risks Associated with Hedging Transactions. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well- conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

Options on Securities and Indexes. A Fund may, to the extent specified herein or in its Prospectuses, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the- counter market, and agreements, sometimes called cash puts, which may accompany the purchase or a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will not write a call option or put option unless the option is “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid in accordance with procedures established by the Board, in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser or Sub- Adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell a put or call option it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option being sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

A Fund may write a covered straddle consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligation. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.”

There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Foreign Currency Transactions. Foreign currency transactions are generally used by a Fund that may invest in foreign currency-denominated securities to obtain foreign currencies to settle securities transactions. They can also be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it may also limit potential gain that could result from an increase in the value of such currencies. A Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. Foreign currency hedging transactions include forward foreign currency exchange contracts, foreign currency futures contracts and purchasing put or call options on foreign currencies.

Exchange-Traded Futures Contracts. Exchange-traded futures contracts are used for the purchase or sale of foreign currencies (Foreign Currency Futures) and will be used to hedge against anticipated changes in exchange rates that might adversely affect the value of a Fund’s portfolio securities or the prices of securities that a Fund intends to purchase in the future. The successful use of Foreign Currency Futures depends on the ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of Foreign Currency Futures or may realize losses.

Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts (Forward Contracts) are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.

If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. A Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of a Fund’s assets denominated in that currency. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, which is known as cross-hedging.

In these transactions, a Fund will segregate assets with a market value equal to the amount of the foreign currency purchased. Therefore, a Fund will always have cash, cash equivalents or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated assets will be priced daily.

Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.

Foreign Currency Options. A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies, either on U.S. or foreign exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to a Fund’s position, a Fund may forfeit the entire amount of the premium as well as incur related transaction costs.

Additional Risks of Futures Contracts and Options. Futures contracts and options on securities, futures contracts and foreign currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Swap Agreements and Options on Swap Agreements. A Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A Fund may also enter into options on swap agreements (swap options).

A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. With a floating rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.

A Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (as the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.

Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a net basis. Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures established by the Board, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be senior securities for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Adviser or Sub-Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the Code), may limit a Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Certain swap agreements are exempt from most provisions of the CEA and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the Commodity Futures Trading Commission. To qualify for this exemption, a swap agreement must be entered into by eligible participants, which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million (commodity pools and employee benefit plans must have assets exceeding $5 million). In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

That exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

Structured Notes. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund invests in these securities, however, the Adviser or Sub-Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.

Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such an hybrid instrument would be a combination of a bond and a call option on oil.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. A Fund’s purchase of a hybrid also exposes the Fund to the credit risk of the issuer of the hybrid. Those risks may cause significant fluctuations in the net asset value of the Fund. No Fund will invest more than 5% of its total assets in hybrid instruments at time of investment. The Money Market Funds may not purchase or sell hybrid instruments.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in those products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Dollar Rolls are transactions where a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are to be announced mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause a Fund to have an increased portfolio turnover rate.

Duration is a measure of volatility in the price of a bond prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate. Volatility is based upon a bond’s coupon rate, maturity date and the level of market yields of similar bonds. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.

Emerging Markets Securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (“emerging markets”). The Adviser considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE® Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in the Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.

Equity Securities are the fundamental units of ownership in a company. The following describes the types of equity securities in which the Equity Funds may invest:

Common Stocks are the most prevalent type of equity security. Common stockholders are entitled to the net value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.

Common Stocks of Foreign Companies are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.

Preferred Stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund holding redeemable preferred stock may treat it as a fixed income security.

Warrants provide an option to buy the issuer’s stock or other equity securities at a specified price. A Fund holding a warrant may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the stated expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.

Fixed Income Securities generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.

Callable Securities. Certain fixed income securities in which the Funds invest are callable at the option of the issuer. Callable securities are subject to call risks. Call risks include the risk that the securities in which the Funds invest may be redeemed by the issuer before maturity. If this occurs, a Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield.

Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.

As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in higher price, or a premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or a discount.

Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include 90-day or 180-day Treasury bill rate; one month or three month London Interbank Offered Rate (LIBOR); commercial paper rates; or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.

Foreign Securities are equity or fixed income securities that are issued by a corporation or other issuer domiciled outside the United States that trade on a foreign securities exchange or in a foreign market. Securities issued by corporations or other issuers domiciled outside the United States that are dollar denominated and traded in the United States are not considered foreign securities.

Investing in foreign securities, including foreign corporate debt securities and foreign debt securities, involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and investors may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Furthermore, there is the risk of possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers and as a result, there may be less publicly available information on such foreign issuers than is available from a domestic issuer.

Funding Agreements (Agreements) are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to a Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer, and the Agreement is paid from the general assets of the issuer. The Money Market Funds will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in Agreements does not currently exist. Also, the Money Market Funds may not have the right to receive the principal amount of an Agreement from the insurance company on seven days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.

High Yield Securities are securities rated below investment grade. A Fund may hold high yield securities if securities it holds are downgraded below investment grade. Only the Corporate Income Fund and Core Plus Bond Fund may purchase high yield securities. While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix of this SAI for a discussion of securities ratings.

Effect of Interest Rates and Economic Changes. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a high yield security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s net asset value.

Payment Expectations. High yield securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower return for the Fund.

Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high yield securities will be more dependent on the Sub-Adviser’s credit analysis than would be the case with investments in investment-grade debt securities. The Sub-Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Sub-Adviser continually monitors the Funds’ investments and carefully evaluates whether to dispose of or to retain high yield securities whose credit ratings or credit quality may have changed.

Liquidity and Valuation. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

Interfund Borrowing and Lending. The Securities and Exchange Commission (SEC) has granted an order permitting the Funds to participate in the Corporation’s interfund lending program, subject to their investment policies. This program would allow the Funds to lend cash and securities to and borrow cash and securities from each other for temporary purposes, although the Money Market Funds will not participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Funds under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a Money Market Fund and (ii) more favorable than the lowest interest rate at which bank short-term loans would be available to the Funds. In addition, a Fund may participate in the program only if its participation is consistent with the Fund’s investment polices and limitations. The Board is responsible for overseeing the interfund lending program. Currently, the investment policies of the Funds do not allow the lending of cash.

Lending of Portfolio Securities. In order to generate additional income, a Fund may lend portfolio securities. When a Fund lends portfolio securities, it will receive either cash or liquid securities as collateral from the borrower. The Fund will reinvest cash collateral in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. The Funds currently lend their portfolio securities through Marshall & Ilsley Trust Company N.A. (M&I Trust), as agent. The Funds and M&I Trust have received an order from the SEC that permits M&I Trust to charge, and the Funds to pay, market-based compensation for M&I Trust’s services as securities lending agent.

Securities Lending Risks. When a Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. A Fund is also subject to the risks associated with the investments of cash collateral, usually fixed income securities risk. If a Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income but will not be treated as “qualified dividends.”

Leverage Risks. Leverage risk is created when an investment exposes the Funds to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

Mortgage-Backed Securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.

CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class.

In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.

Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price.

This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.

CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.

Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities which qualify and elect treatment as such under provisions of the Code) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

Prepayment Risks. Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage-backed securities. For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities. Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities, and cause their value to decline more than traditional fixed income securities.

Municipal Securities are fixed income securities issued by states, counties, cities and other political subdivisions and authorities. Although most municipal securities are exempt from federal income tax, municipalities may also issue taxable securities. Tax-exempt securities are generally classified by their source of payment.

General obligation bonds are supported by the issuer’s full faith and credit. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to levy additional taxes may be limited by its charter or state law.

Special revenue bonds are payable solely from specific revenues received by the issuer. The revenues may consist of specific taxes, assessments, tolls, fees or other types of municipal revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Bondholders could not collect from the municipality’s general taxes or revenues. Therefore, any shortfall in the tolls normally would result in a default on the bonds.

Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The Funds may invest in bonds subject to the federal AMT. The Tax-Free Money Market Fund and Intermediate Tax-Free Fund are limited by their fundamental investment limitations in the amount they can invest in securities that may be subject to federal AMT (see “Fundamental Limitations—Tax Exempt Obligations”).

Anticipation notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds or other municipal revenues. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds.

Tax increment financing bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue these bonds to redevelop a commercial area. The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Securities include:

•	TRANs: tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;

•	TANs: tax anticipation notes issued to finance working capital needs in anticipation of receiving taxes;

•	RANs: revenue anticipation notes issued to finance working capital needs in anticipation of receiving revenues;

•	BANs: bond anticipation notes that are intended to be refinanced through a later issuance of longer-term bonds;

•	municipal commercial paper and other short-term notes;

•	variable rate demand notes;

•	industrial development bonds;

•	municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;

•	construction loan notes insured by the Federal Housing Administration and financed by Federal National Mortgage Association (FNMA) or GNMA; and

•	participation, trust and partnership interests in any of the foregoing obligations.

Municipal Leases. A Fund may purchase participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure payments on the certificates. Lease obligations may be limited by a municipal charter or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment unless the participation interests are credit enhanced.

The Adviser must consider the following factors in determining the liquidity of municipal lease securities: (1) the frequency of trades and quotes for the security; (2) the volatility of quotations and trade prices for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades; (6) the rating of the security and the financial condition and prospects of the issuer of the security; (7) such other factors as may be relevant to a Fund’s ability to dispose of the security; (8) whether the lease can be terminated by the lessee; (9) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (10) the lessee’s general credit strength; (11) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations; and (12) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.

Variable Rate Municipal Securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed rate obligations. Many municipal securities with variable interest rates purchased by a Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand. For purposes of determining a Fund’s average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.

Geographic Diversification of the investments of the Intermediate Tax-Free Fund is achieved by purchasing issues of municipal securities representative of various areas of the U.S. and general obligations of states, cities and school districts as well as some revenue issues which meet the Fund’s acceptable quality criteria.

Repurchase Agreements and Reverse Repurchase Agreements. A repurchase agreement is a transaction in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. A Fund’s custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price for such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Funds believe that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, that the Adviser has determined to be creditworthy.

Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest. A Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date. These securities are marked to market daily and maintained until the transaction is settled.

During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Money Market Funds will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.

Risks Related to Company Size. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of the company’s outstanding shares by its current market price per share.

Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Securities of Other Investment Companies. The Funds may invest in the securities of other investment companies within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Funds may also invest in investment companies that are not organized under the laws of the United States (Offshore Funds). In addition to the risks of investing in securities of other investment companies, Offshore Funds are also subject to the risks described under Foreign Securities, above.

Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (“IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Temporary Investments. There may be times when market conditions warrant a defensive position. During these market conditions, each of the Funds (except the Money Market Funds) may temporarily invest without limit in short-term debt obligations (money market instruments). These investments include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, securities of other investment companies investing in short-term debt securities, and foreign short-term debt securities (with respect to the International Stock Fund and Emerging Markets Equity Fund). The Funds’ temporary investments must be of comparable quality to their primary investments.

Treasury Securities are direct obligations of the federal government of the United States. Investors regard Treasury securities as having the lowest credit risk.

When-Issued and Delayed Delivery Transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.

Zero Coupon Securities. Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

FUNDAMENTAL INVESTMENT OBJECTIVES

•	Marshall Government Money Market Fund: to provide current income consistent with stability of principal.

•	Marshall Tax-Free Money Market Fund: to provide current income exempt from federal income tax consistent with stability of principal.

•	Marshall Prime Money Market Fund: to provide current income consistent with stability of principal.

•	Marshall Short-Term Income Fund: to maximize total return consistent with current income.

•	Marshall Short-Intermediate Bond Fund: to maximize total return consistent with current income.

•	Marshall Intermediate Tax-Free Fund: to provide a high level of current income that is exempt from federal income tax and is consistent with preservation of capital.

•	Marshall Government Income Fund: to provide current income.

•	Marshall Corporate Income Fund: to maximize total return consistent with current income.

•	Marshall Aggregate Bond Fund: to maximize total return consistent with current income.

•	Marshall Core Plus Bond Fund: to maximize total return consistent with current income.

•	Marshall Large-Cap Value Fund: to provide capital appreciation and above-average dividend income.

•	Marshall Large-Cap Growth Fund: to provide capital appreciation.

•	Marshall Mid-Cap Value Fund: to provide capital appreciation.

•	Marshall Mid-Cap Growth Fund: to provide capital appreciation.

•	Marshall Small-Cap Growth Fund: to provide capital appreciation.

•	Marshall International Stock Fund: to provide capital appreciation.

•	Marshall Emerging Markets Equity Fund: to provide capital appreciation.

The investment objectives of the Funds may not be changed without shareholder approval.

INVESTMENT LIMITATIONS

With respect to the Funds’ investment policies and limitations, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money. For purposes of such policies and limitations, each Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items. Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

FUNDAMENTAL LIMITATIONS

The following investment limitations are fundamental and cannot be changed for a Fund unless authorized by the “majority of the outstanding voting securities” of that Fund, as defined by the 1940 Act.

Selling Short and Buying on Margin

The Funds will not sell any securities short or purchase any securities on margin, but may obtain such short-term credits as may be necessary for clearance of purchases and sales of portfolio securities. A deposit or payment by a Fund of initial or variation margin in connection with futures contracts, forward contracts or related options transactions is not considered the purchase of a security on margin.

Issuing Senior Securities and Borrowing Money

The Funds will not issue senior securities except that each Fund may borrow money, directly or through reverse repurchase agreements, in amounts up to one-third of the value of its total assets (net assets in the case of the Money Market Funds, Short-Term Income Fund, Short-Intermediate Bond Fund and Aggregate Bond Fund), including the amounts borrowed; and except to the extent that a Fund is permitted to enter into futures contracts, options or forward contracts. Except for the International Stock Fund and Emerging Markets Equity Fund, a Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of its portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Except for the International Stock Fund and Emerging Markets Equity Fund, a Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding.

Pledging Assets

The Funds will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, each Fund may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of the pledge. For purposes of this limitation, the following are not deemed to be pledges: (1) margin deposits for the purchase and sale of futures contracts and related options; and (2) segregation of collateral arrangements made in connection with options activities, forward contracts or the purchase of securities on a when-issued basis.

Lending Cash or Securities

The Funds will not lend any of their assets except portfolio securities. Except for the International Stock Fund, loans may not exceed one-third of the value of a Fund’s total assets. This shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.

Investing in Commodities

The Funds will not purchase or sell commodities, commodity contracts, or commodity futures contracts. However, except for the Money Market Funds, a Fund may purchase and sell futures contracts and related options, and the International Stock Fund and Emerging Markets Equity Fund may also enter into forward contracts and related options.*

Investing in Real Estate

The Funds will not purchase or sell real estate, including limited partnership interests, although a Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or which represent interests in real estate.

*	The first sentence of this paragraph refers to physical commodities and contracts related to physical commodities; the second sentence refers to financial futures contracts and related options. Except for the Money Market Funds, which may not purchase or sell financial futures contracts or related options, there is no fundamental investment limitation regarding a Fund’s purchase or sale of financial futures contracts or related options.

Diversification of Investments

With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.

Under this limitation, the Intermediate Tax-Free Fund will consider each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial developments bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If in the case of an industrial development bond or government-issued security, a governmental or some other entity (such as a bank that issues a letter of credit) guarantees the security, such guarantee or letter of credit would be considered a separate security issued by the guarantor or other entity, subject to a limit on investments in the guarantor of 10% of total assets. Where a security is insured by bond insurance, the security shall not be considered a security issued or guaranteed by the insurer. Instead, the issuer of such security will be determined in accordance with the first and second sentences of this paragraph. The foregoing 10% restriction does not limit the percentage of the Intermediate Tax-Free Fund’s assets that may be invested in securities insured by any single insurer.

Concentration of Investments

(Intermediate Tax-Free Fund only)

The Intermediate Tax-Free Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities for temporary defensive purposes. In addition, the Intermediate Tax-Free Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, including tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. This policy applies to securities which are related in such a way that an economic, business, or political development affecting one security would also affect the other securities (such as securities paid from revenues from selected projects in transportation, public works, education, or housing).

(All Other Funds)

A Fund will not invest 25% or more of its total assets in any one industry. However, investing in U.S. government securities (and domestic bank instruments for the Money Market Funds) shall not be considered investments in any one industry.

Underwriting

A Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the 1933 Act in connection with the sale of restricted (the term restricted does not apply to the Intermediate Tax-Free Fund) securities which the Fund may purchase pursuant to its investment goal, policies and limitations.

Tax Exempt Obligations

The Tax-Free Money Market Fund invests, under normal circumstances, its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including the federal AMT.

The Intermediate Tax-Free Fund invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal AMT.

NON-FUNDAMENTAL LIMITATIONS

The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Investing in Illiquid and Restricted Securities

A Fund will not invest more than 15% (10% for a Money Market Fund) of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, OTC options, guaranteed investment contracts, and certain restricted securities not determined by the Board to be liquid (including certain municipal leases).

Purchasing Securities to Exercise Control

The Funds will not purchase securities of a company for the purpose of exercising control or management.

Investing in Securities of Other Investment Companies

Each Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Money Market Funds will limit their investments in other investment companies to those of money market funds having investment objectives and policies similar to their own.

Investing in Options

Except for bona fide hedging purposes, a Fund may not invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on financial futures contracts.

A Fund will not purchase put options or write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment.

A Fund will not write call options in excess of 25% of the value of its total assets.

Regulatory Compliance

The Money Market Funds may follow non-fundamental operational policies that are more restrictive than their fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, the Money Market Funds will comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. For example, Rule 2a-7 generally prohibits the investment of more than 5% of the total assets of any of the Money Market Funds in the securities of any one issuer, although the Money Market Funds’ fundamental investment limitation only requires such 5% diversification with respect to 75% of the Funds’ assets. The Money Market Funds will also determine the effective maturity of their investments, as well as their ability to consider a security as having received the requisite short-term ratings by NRSROs, according to Rule 2a-7. The Money Market Funds may change these operational policies to reflect changes in the laws and regulations without shareholder approval.

OTHER INVESTMENT POLICIES

Pursuant to Rule 35d-1 under the 1940 Act, each Fund (except the Tax-Free Money Market Fund, Prime Money Market Fund, Intermediate Tax-Free Fund and Corporate Income Fund) has adopted a non-fundamental investment policy to invest at least 80% of its assets (defined as net assets plus any borrowings for investment purposes) in the types of securities and investments suggested by its name. Each such Fund will provide its shareholders with at least 60 days prior written notice of any changes to such policy as required by Rule 35d-1.

VALUATION OF SECURITIES

MONEY MARKET FUNDS

The Board has approved the use of amortized cost for purposes of valuing portfolio instruments held by the Money Market Funds. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.

The Money Market Funds’ use of the amortized cost method of valuing portfolio instruments depends on their compliance with the provisions of Rule 2a-7 under the 1940 Act. Under the Rule, the Board must establish procedures reasonably designed to stabilize the NAV per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Funds’ investment goals.

Under the Rule, the Money Market Funds are permitted to purchase instruments that are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles a Fund to receive the principal amount of the instrument from the issuer or a third party (1) on no more than 30 days’ notice or (2) at specified intervals not exceeding 397 days on no more than 30 days’ notice. A standby commitment entitles a Fund to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.

The Money Market Funds acquire instruments subject to demand features and standby commitments to enhance the instruments’ liquidity. The Funds treat demand features and standby commitments as part of the underlying instruments, because the Funds do not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Funds define demand features and standby commitments as puts, the Funds do not consider them to be corporate investments for purposes of their investment policies.

Monitoring Procedures. The Board’s procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than 0.5 of 1% between the two values. The Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining NAV.

Investment Restrictions. As required by the Rule, the Money Market Funds limit their investments to instruments that, in the opinion of the Adviser, present minimal credit risks and have received the requisite rating from one or more NRSROs. If the instruments are not rated, the Adviser must determine that they are of comparable quality pursuant to procedures approved by the Board. The Rule also requires the Funds to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to the objective of maintaining a stable NAV of $1.00 per share. In addition, no instrument with a remaining maturity of more than 397 days may be purchased by the Funds.

Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Money Market Funds will invest their available cash to reduce the average maturity to 90 days or less as soon as possible. Shares of investment companies purchased by the Funds will meet these same criteria and will have investment policies consistent with the Rule.

Under the amortized cost method of valuation, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds, computed based upon amortized cost valuation, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

ALL OTHER FUNDS

Portfolio securities of the other Funds are valued as follows:

•	for equity securities traded on a securities exchange, including NASDAQ, at the last sale price or official closing price reported on the exchange on which the security is principally traded;

•	in the absence of recorded sales for equity securities, at the mean of the last bid and asked prices as furnished by an independent pricing service;

•

for U.S. government securities, listed corporate bonds, private placement securities, other fixed income and asset-backed securities and unlisted securities, at the mean of the last bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost;

•	for municipal bonds, by an independent pricing service;

•

in the absence of a market quote for asset and mortgage-backed securities for which final paydowns have been processed, par value will be used to price the security until the final payment is received and the final paydown has been removed from the fund accounting records;

•	for securities of other open-end registered investment companies, at net asset value; and

•	for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics and other market data or factors.

A Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.

Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board. The Board has established and appointed a Pricing Committee, which is responsible for determinations of fair value. See “Committees of the Board.” In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate.

TRADING IN FOREIGN SECURITIES

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the International Stock Fund and Emerging Markets Equity Fund each values foreign securities at the latest closing price on the principal exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If it is determined, based upon certain triggers, that the closing price of a foreign security held by the Fund is unreliable, such security will be priced using factors provided by an independent pricing service approved by the Board (Factors). If an appropriate Factor is not available for pricing of the security, the security will be priced at fair value as determined in good faith by the Board.

WHAT DO SHARES COST?

Except under certain circumstances described in the Prospectuses, shares of each class of the Funds are sold at their public offering price (i.e., their NAV plus a sales charge, if applicable) on days the NYSE is open for business. The procedure for purchasing shares is explained in the Prospectuses under “How to Buy Shares.”

HOW ARE THE FUND SHARES SOLD?

M&I Distributors, LLC (MID), located at 111 East Kilbourn Avenue, Milwaukee, Wisconsin 53202, serves as the principal distributor of the Funds’ shares (the Distributor). Under a Distribution Agreement with the Funds, MID offers the Funds’ shares on a continuous, best-efforts basis. MID is an affiliate of the Adviser and M&I Trust. Prior to September 2, 2008, the Fund’s distributor was Grand Distribution Services, LLC (Grand), located at 803 West Michigan Street, Milwaukee, Wisconsin 53233.

For the fiscal years ended August 31, 2008, 2007 and 2006, the previous distributor, Grand, received the following commissions for Advisor Class shares. Commission information is not provided for the Corporate Income Fund and Emerging Markets Equity Fund because the Funds were not offered for sale until the date of this SAI.

Underwriting Commissions

(Aggregate Amount/Amount Retained)

For the Fiscal Year Ended August 31
Fund	2008	2007	2006
Short-Term Income Fund	$2,807/$664	$4,132/$923	$3,547/$814
Short-Intermediate Bond Fund	$7,371/$1,860	$12,766/$3,285	$17,468/$4,434
Government Income Fund	$10,248/$2,593	$23,174/$5,797	$29,565/$7,395
Aggregate Bond Fund	$5,726/$1,526	$581/$148*	N/A
Large-Cap Value Fund	$22,490/$4,160	$48,085/$9,367	$50,906/$9,642
Large-Cap Growth Fund	$25,390/$4,887	$36,833/$7,142	$52,921/$10,525
Mid-Cap Value Fund	$19,576/$3,870	$39,129/$8,056	$37,009/$6,733
Mid-Cap Growth Fund	$22,708/$4,785	$12,048/$2,331	$13,269/$2,469
Small-Cap Growth Fund	$25,790/$5,239	$23,636/$4,691	$25,000/$4,813
International Stock Fund	$22,713/$4,820	$27,589/$5,470	$35,412/$7,329

*	Commission information for the Aggregate Bond Fund is for the period from July 1, 2007, the date on which the Fund commenced operations, to August 31, 2008, the end of the Fund’s fiscal year.

SALES CHARGE REALLOWANCE (ADVISOR CLASS ONLY)

Sales of Advisor Class shares are subject to a front-end sales charge, which may be reallowed, as a sales commission, to broker/dealers, investment professionals or financial institutions (Authorized Dealers) of record as a percentage of the purchase price. MIS retains a portion of the sales charge for sales support services. Typically, the Authorized Dealers of record will receive the following amounts from the sales charge on such sales:

Equity Funds

Purchase Amount	Typical Dealer Concession as a % of Public Offering Price
Up to $24,999	5.00%
$25,000 – $49,999	4.25%
$50,000 – $99,999	3.75%
$100,000 – $249,999	2.75%
$250,000 – $499,999	2.00%
$500,000 – $749,999	1.60%
$750,000 – $999,999	1.20%
$1 million or greater	1.00%*

Income Funds (except the Short-Term Income Fund)

Purchase Amount	Typical Dealer Concession as a % of Public Offering Price
Up to $99,999	3.00%
$100,000 – $249,999	2.75%
$250,000 – $499,999	2.00%
$500,000 – $749,999	1.60%
$750,000 – $999,999	1.20%
$1 million or greater	1.00%*

Short-Term Income Fund

Purchase Amount	Typical Dealer Concession as a % of Public Offering Price
Up to $999,999	1.60%
$1 million or greater	1.00%*

*	The concession is paid by the Adviser on sales of $1 million or more made during a 12-month period.

The amount reallowed to an Authorized Dealer may be changed from time to time.

12B-1 PLAN (PRIME MONEY MARKET FUND ONLY)

The Prime Money Market Fund is subject to a compensation-type distribution plan adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act (the Plan). The Plan authorizes payments by the Advisor Class shares of the Prime Money Market Fund at an annual rate of 0.30% of the average daily net assets of the Advisor Class shares of the Fund (Plan Shares). The Plan provides that the Distributor shall act as the distributor of Plan Shares, and it permits the payment of fees to brokers (including M&I Financial Advisors, an affiliate of the Adviser), dealers and administrators for distribution and/or administrative services. The Plan is designed to stimulate brokers, dealers and administrators to provide distribution and/or administrative support services to Advisor Class shares and holders of Plan Shares. These services are to be provided by representatives who have knowledge of the shareholders’ particular circumstances and goals, and include, but are not limited to:

(1) providing office space, equipment, telephone facilities, and various personnel, including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; (2) processing purchase and redemption transactions and automatic investment of client account cash balances; (3) answering client inquiries regarding the Plan Shares; (4) assisting clients in changing dividend options, account designations, and addresses; and (5) providing such other services as the Fund reasonably requests.

Other benefits of the Plan include, but are not limited to, the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of holders of Plan Shares by having them rapidly invested in the Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for holders of Plan Shares and prompt responses to shareholder requests and inquiries concerning their accounts.

For the fiscal year ended August 31, 2008, the Advisor Class shares of the Prime Money Market Fund paid $420,467 under the Plan at an annual rate of 0.30% of the Fund’s average daily net assets during this period. The entire amount paid by the Advisor Class shares of the Fund pursuant to the Plan was spent on dealer compensation.

SHAREHOLDER SERVICES (CLASS Y AND CLASS A SHARES ONLY)

M&I Trust is the shareholder servicing agent for the Funds. As such, it provides shareholder services to the Funds that include, but are not limited to, distributing Prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemption of shares.

The Funds may pay M&I Trust for providing shareholder services and maintaining shareholder accounts. M&I Trust may select others to perform these services for their customers and may pay them fees.

For the fiscal year ended August 31, 2008, the Investor Class and Advisor Class shares of the Funds paid the following shareholder services fees and M&I Trust voluntarily waived the following amounts. M&I Trust may terminate such voluntary waivers at any time. Shareholder services fee information is not provided for the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund because the Funds were not offered for sale until the date of this SAI.

Shareholder Services Fee Paid/ Shareholder Services Fee Waived
Fund	Class Y	Class A
Government Money Market Fund	$675,642/$0	N/A
Tax-Free Money Market Fund	$903,158/$0	N/A
Prime Money Market Fund	$6,987,133/$0	$350,389/$0
Short-Term Income Fund	$123,875/$0	$5,645/$0
Short-Intermediate Bond Fund	$519,219/$0	$13,604/$0
Intermediate Tax-Free Fund	$214,769/$197,587	N/A
Government Income Fund	$1,160,504/$0	$13,199/$0
Aggregate Bond Fund	$187,173/$0	$451/$0
Large-Cap Value Fund	$554,656/$0	$27,383/$0
Large-Cap Growth Fund	$464,946/$0	$22,129/$0
Mid-Cap Value Fund	$886,092/$0	$26,120/$0
Mid-Cap Growth Fund	$460,084/$0	$12,777/$0
Small-Cap Growth Fund	$527,061/$0	$34,118
International Stock Fund	$448,602/$0	$17,102/$0

HOW TO BUY SHARES

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES (CLASS A SHARES ONLY)

As described in the Prospectus for the Advisor Class shares, larger purchases of the Advisor Class shares reduce or eliminate the sales charge paid. For example, the Funds will combine all the Advisor Class shares purchases made on the same day by the investor, the investor’s spouse, and the investor’s children under age 21 when they calculate the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If additional Advisor Class shares are purchased, the Funds will consider the previous purchases still invested in the Funds. For example, if a shareholder already owns the Advisor Class shares of an Equity Fund having a current value of $40,000 and he purchases $10,000 of additional shares, the sales charge on the additional purchase according to the schedule now in effect would be 4.50%, not 5.75% (see “How to Buy Shares—Sales Charge—Advisor Class” in the Class A Prospectus).

The Funds also will consider purchases of shares of certain other mutual funds held at M&I Financial Advisors. For example, if a shareholder purchases shares of a certain mutual fund having a current value of $40,000 and then purchases the Advisor Class shares of a Fund having a current value of $10,000, the shareholder would receive a reduced sales charge on the $10,000 Advisor Class shares purchase based on the other mutual fund’s reduced sales charge schedule applicable to a $50,000 investment in such fund’s shares.

To receive the sales charge reduction, M&I Financial Advisors must be notified by the shareholder in writing or by his investment professional or financial institution at the time the purchase is made that the Advisor Class shares are already owned or that purchases are being combined. The Funds will reduce or eliminate the sales charge after they confirm the purchases.

CONCURRENT PURCHASES (CLASS A SHARES ONLY)

Shareholders have the privilege of combining concurrent purchases of the Advisor Class shares of two or more Marshall Funds in calculating the applicable sales charge.

To receive a sales charge reduction or elimination, MIS must be notified by the shareholder in writing or by his/her investment professional or financial institution at the time the concurrent purchases are made. The Funds will reduce or eliminate the sales charge after they confirm the purchases. Shareholders should retain records of their purchases for this purpose and may be required to provide supporting documentation to MIS.

LETTER OF INTENT (CLASS A SHARES ONLY)

A shareholder may sign a letter of intent committing to purchase a certain amount of the same Advisor Class shares within a 13-month period in order to combine such purchases in calculating the applicable sales charge. The Funds’ custodian will hold shares in escrow equal to the maximum applicable sales charge. If the shareholder completes the commitment, the escrowed shares will be released to his/her account. If the commitment is not completed within 13 months, the custodian will redeem an appropriate number of escrowed shares to pay for the applicable sales charge.

While this letter of intent will not obligate the shareholder to purchase the Advisor Class shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Advisor Class shares of any Fund, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase made within the past 90 days. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE

The reinvestment privilege is available for all shares of the Funds within the same share class.

The Advisor Class shareholders who redeem from a Fund may reinvest the redemption proceeds back into the Fund’s Advisor Class shares at the next determined NAV without any sales charge. The original shares must have been subject to a sales charge and the reinvestment must be within 90 days.

In addition, if shares were reinvested through an investment professional or financial institution, the investment professional or financial institution would not be entitled to an advanced payment from M&I Financial Advisors on the reinvested shares, if otherwise applicable. M&I Financial Advisors must be notified by the shareholder in writing or by his/her investment professional or financial institution of the reinvestment in order to eliminate a sales charge or a contingent deferred sales charge. If a shareholder redeems shares in a Fund, there may be tax consequences.

EXCHANGING SECURITIES FOR SHARES

A shareholder may contact the Funds to request a purchase of shares in an exchange for securities owned by the shareholder. The Funds reserve the right to determine whether to accept the securities and the minimum market value to accept. The Funds will value the securities in the same manner as it values its assets. This exchange is treated as a sale of a shareholder’s securities for federal tax purposes.

REDEMPTION IN KIND

Although the Funds intend to pay share redemptions in cash, the Funds reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.

Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of a Fund’s net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will be in cash unless the Adviser determines that payment should be in kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Adviser deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, the redeeming shareholder would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date.

In addition, the Funds have adopted procedures, consistent with SEC guidelines, to permit redemption in kind to an affiliate.

ACCOUNT AND SHARE INFORMATION

VOTING AND DISTRIBUTION RIGHTS

Shareholders of each Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of the Fund, to participate ratably in the assets of the Fund available for distribution. Each share of a Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in dividends and capital gains distributions by the Fund. All shares of each Fund or class in the Corporation have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Consequently, the holders of more than 50% of the Corporation’s shares of common stock voting for the election of directors can elect the entire Board, and, in such event, the holders of the Corporation’s remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.

The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation’s By-laws provide that each director shall hold office for a period of five years or until his or her successor is duly elected at the next annual meeting of shareholders. Consequently, the Corporation holds annual meetings of shareholders to elect directors every five years, unless more frequent meetings are required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.

The shares are redeemable and transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable, except as provided under former WBCL Section 180.0622(2)(b) with respect to certain obligations incurred by the Corporation prior to June 14, 2006. Former Section 180.0622(2)(b) of the WBCL provided that holders of common stock of a corporation could be assessed up to the par value of their shares to satisfy the obligations of the corporation to its employees for services performed for the corporation, but not exceeding six months’ service in any one case. Certain Wisconsin courts interpreted “par value” to mean the full amount paid upon the purchase of shares of common stock. Pursuant to 2005 Wisconsin Act 474, Section 180.0622(2)(b) of the WBCL was repealed effective June 14, 2006 and is not applicable to obligations incurred by the Corporation on or after such date. Fractional shares of common stock entitle the holder to the same rights as whole shares of common stock except the right to receive a certificate evidencing such fractional shares.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of November 30, 2008, the following shareholders owned of record or are known by the Corporation to own of record or beneficially more than 5% of a Fund’s outstanding Investor Class, Advisor Class and/or Institutional Class shares:

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Marshall Government Money Market Fund	I	M&I Marshall & Ilsley Bank* c/o M&I Support Services PO Box 1119 Appleton WI 54912-1119	196,572,617.7	38%

	I	Maril & Co* FBO Washington Trust 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	117,124,158.7	23%

	I	Maril & Co* M&I Trust Company, NA 11270 W Park Pl Ste 400 Milwaukee WI 53224-3638	109,489,200.7	21%

	I	M&I Custody of Nevada Inc Cust. FBO ASBC Investment Corp 3993 Howard Hughes Pkwy Ste 100 Las Vegas NV 89169-5967	32,471,213.1	6%

	I	Maril & Co* FBO Members Trust Company 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	29,025,312.1	5%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	Y	Maril & Co* M&I Trust Company, NA 11270 W Park Place St 400 Milwaukee WI 53224-3638	225,359,888.0	33%

	Y	M&I Marshall & Ilsley Bank* c/o M&I Support Services PO Box 1119 Appleton WI 54912-1119	130,172,124.4	19%

	Y	Maril & Co* FBO Enterprise Bank 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	62,575,826.9	9%

	Y	M&I Custody of Nevada Inc Cust FBO Ozaukee Portfolio 3993 Howard Hughes Pkwy Ste 100 Las Vegas NV 89169-5967	41,837,778.1	6%

	Y	Maril & Co* FBO Finemark National 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	39,100,050.8	5%

Marshall Tax-Free Money Market Fund	I	Maril & Co* 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	480,534,783.6	97%

	Y	Maril & Co* 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	126,622,512.1	30%

	Y	Pershing LLC* As Agent for its Brokerage Customer Services 1 Pershing Plz Jersey City NJ 07399-0002	114,116,890.6	27%

	Y	M&I Marshall & Ilsley SSC PO Box 1119 Appleton, WI 54912-1119	56,082,212.6	13%

Marshall Prime Money Market Fund	A	Pershing LLC* As Agent for its Brokerage Cust 1 Pershing Plz Jersey City NJ 07399-0002	107,144,485.9	77%

	I	Maril & Co* M&I Trust Company, NA 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,712,613,358	70%

	I	M&I Marshall & Ilsley Bank-SSC* c/o M&I Support Services PO Box 1119 Appleton WI 54912-1119	203,469,960.4	8%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	I	Aurora Health Care Inc. PO Box 343910 Milwaukee WI 53234-3910	157,300,000.0	6%

	Y	Maril & Co* 11270 W Park Place Ste 400 Milwaukee, WI 53224-3638	1,633,291,076	70%

	Y	M&I SCC Milwaukee* c/o M&I Support Services Corp PO Box 1119 Appleton WI 54912-1119	186,035,195.1	8%

Marshall Short-Term Income Fund	A	Pershing LLC* P O Box 2052 Jersey City NJ 07303-2052	20,361.3	9%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	4,658,800.6	58%

	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	3,059,642.02	38%

	Y	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	542,410.5	23%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	498,637.4	21%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co NA FBO Bank 98 Daily Recordkeeping 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	229,160.0	10%

	Y	Robert F Gall TTEE Robert F Gall Trust PO Box 80230 Saukville WI 53080-0230	119,929.1	5%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Marshall Short-Intermediate Bond Fund	A	Pershing LLC* P O Box 2052 Jersey City NJ 07303-2052	37,180.9	6%

	I	Vallee & Co* Marshall & Ilsley Trust Co. 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	9,456,166.9	48%

	I	NFS LLC FEBO* Marshall & Ilsley Trust Co FBO Bank 98 Daily Recordkeeping 11270 W Park Place Ste 400 Milwaukee WI 53224-2628	6,357,107.8	32%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3623	2,765,592.3	14%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co. FBO Bank 98 Daily Recordkeeping 11270 W Park Place Ste 400 Milwaukee WI 53224-3623	2,054,065.7	24%

	Y	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	1,174,052.1	13%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	789,178.1	9%

Marshall Intermediate Tax-Free Fund	Y	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	6,658,927.6	69%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	1,374,886.6	14%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
Marshall Government Income Fund	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	11,758,242.7	48%

	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	10,686,369.7	44%

	I	Maril & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	1,757,461.8	7%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	9,380,316.9	27%

Marshall Aggregate Bond Fund	A	Marshall & Ilsley Trust Co IRA Michael E Schwittau 3222 Regent Pl West Bend WI 53090-8454	6,625.8	16%

	A	Marshall & Ilsley Trust Co IRA Allan Kleimola 1905 De Koven Ave Racine WI 53403-2438	3,840.7	9%

	A	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	3,621.5	9%

	A	Amos Braund Frances Braund JT WROS 4118 Buckeye Rd Madison WI 53716-1647	3,348.5	8%

	A	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	3,486.2	8%

	A	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	2,782.2	7%

	A	Marshall & Ilsley Trust Co IRA Wayne Baltes 4325 5th Ave Kenosha WI 53140-2914	2,227.7	5%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	A	Marshall & Ilsley Trust Co IRA Robert E Oberg 5821 65th St Kenosha WI 53142-1224	2,077.0	5%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	14,880,397.2	78%

	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	4,001,432.2	21%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	6,702,683.7	93%

	Y	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	377,235.7	5%

Marshall Large-Cap Value Fund	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	4,472,839.7	37%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	4,305,355.3	35%

	I	NFS LLC FEBO* Marshall & Ilsley Trust Co. FBO Bank 98 Daily Recordkeeping 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	2,542,005.5	21%

	I	Maril & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	655,237.2	5%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	4,615,766.0	55%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co. FBO Bank 98 Daily Recordkeeping 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	2,202,802.0	26%

Marshall Large-Cap Growth Fund	I	NFS LLC FEBO* Marshall & Ilsley Trust Co. FBO Bank 98 Daily Recordkeeping 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	7,890,289.4	70%

	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3623	2,232,246.5	19%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	708,956.3	6%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	3,059,698.9	52%

Marshall Mid-Cap Value Fund	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	5,965,884.8	60%

	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	2,524,318.7	25%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	I	NFS LLC FEBO* Marshall & Ilsley Trust Co. FBO Bank 98 Daily Recordkeeping 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	1,082,047.4	10%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co. FBO Bank 98 Daily Recordkeeping 11270 W Park Place Ste 400 Milwaukee WI 53224-3623	3,867,265.2	29%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3623	3,245,966.6	24%

	Y	Charles Schwab & Co Inc Reinvest Account 101 Montgomery St San Francisco CA 94101-4151	1,350,349.01	10%

Marshall Mid-Cap Growth Fund	I	NFS LLC FEBO* Marshall & Ilsley Trust Co. FBO Bank 98 Daily Recordkeeping 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	4,014,337.0	40%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	3,802,236.7	38%

	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	1,873,614.9	18%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3623	2,167,854.4	55%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co. FBO Bank 98 Daily Recordkeeping 11270 West Park Place, Suite 400- Milwaukee WI 53224-3623	893,448.7	22%

Marshall Small-Cap Growth Fund	A	NFS LLC FEBO* Marshall & Ilsley Trust Oper FBO Intrust Allncecoal Aff PSP 11270 W Park Place Ste 400 Milwaukee WI 53224-3638	616,351.1	59%

	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	5,185,888.0	52%

	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	3,264,725.1	33%

	I	NFS LLC FEBO* Marshall & Ilsley Trust Co. FBO Bank 98 Daily Recordkeeping 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	1,089,552.8	11%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	3,007,656.6	32%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co. FBO Bank 98 Daily Recordkeeping 11270 West Park Place Ste 400 Milwaukee WI 53224-3638	2,707,226.3	29%

	Y	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	857,668.3	9%

Marshall International Stock Fund	A	Pershing LLC* P O Box 2052 Jersey City NJ 07303-2052	45,458.8	11%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
	I	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	5,854,065.9	43%

	I	NFS LLC FEBO* Marshall & Ilsley Trust Co FBO Bank 98 Daily Recordkeeping 11270 W Park Place Ste 400 Milwaukee WI 53224-2628	5,073,960.8	37%

	I	Vallee & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	1,847,614.9	13%

	Y	NFS LLC FEBO* Marshall & Ilsley Trust Co FBO Bank 98 Daily Recordkeeping 11270 W Park Place Ste 400 Milwaukee WI 53224-2638	2,213,339.7	41%

	Y	Mitra & Co* Marshall & Ilsley Trust Oper 11270 W Park Place Suite 400- PPW-08-WM Milwaukee WI 53224-3638	2,202,955.4	41%

*	The Corporation believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

Information regarding principal shareholders and control persons of the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund is not provided because such Funds were not offered for sale until the date of this SAI.

Any person who beneficially owns more than 25% of the outstanding shares of a Fund or a class may be considered a “controlling person” of such Fund or class. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

As of November 30, 2008, the current officers and directors of the Corporation, as a group, did not own any shares of the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund and owned less than 1% of any class of each of the other Fund’s outstanding shares.

WHAT ARE THE TAX CONSEQUENCES?

This section is not intended to be a full discussion of federal income tax laws and does not discuss state, local or foreign tax laws. Please consult your own tax advisor regarding federal, state, local, or foreign tax considerations.

FEDERAL INCOME TAX

Each Fund intends to meet the requirements of Subchapter M of the Code applicable to regulated investment companies. In the event a Fund fails to qualify as a regulated investment company under Subchapter M, it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund. In addition, if the Fund fails to distribute a sufficient amount of its ordinary income and capital gains, it will be subject to a 4% federal excise tax on a portion of its undistributed ordinary income and capital gains.

Each Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Corporation’s other portfolios will be separate from those realized by each Fund.

To the extent a Fund is unable to use its capital losses, it may be entitled to a capital loss carry-forward, which may reduce the taxable gain that the Fund would realize and on which the shareholder would be subject to federal income tax in the future.

Assuming the Equity Funds qualify as regulated investment companies and certain holding period and other requirements are met with respect to the Fund’s shares, the dividends received deduction for shareholders of the Equity Funds who are corporations will apply to ordinary income distributions to the extent the distribution represents amounts that would qualify for the dividends received deduction to the Equity Funds if the Equity Funds were regular corporations, and to the extent designated by the Equity Funds as so qualifying. No portion of any ordinary income distributions paid by the other Funds is eligible for the dividends received deduction available to corporations.

Distributions from the Funds’ investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions, determined without regard to the deduction for dividends paid), if any, generally are taxable as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rate for long-term capital gains. Currently, the maximum federal income tax rate on ordinary income is 35%, while the maximum federal income tax rate on long-term capital gains is 15%. Distributions of a Fund’s net long-term capital gain income, if distributed by the Fund as “capital gains distributions,” will generally be taxable as long-term capital gains, regardless of how long a shareholder has held shares of the Fund.

Distributions of the Tax-Free Money Market Fund and Intermediate Tax-Free Fund will primarily consist of exempt interest dividends which are generally exempt from regular federal income tax. Either Fund may, however, also distribute long-term capital gains and/or investment company taxable income, if any, which distributions will generally be taxable for federal income tax purposes. Distributions representing net interest earned on certain “private activity” municipal bonds, which otherwise might be tax-exempt, may be included in calculating the federal AMT for individuals or the federal AMT for corporations, if the federal AMT applies to the shareholder. Each Fund will be qualified to distribute tax-exempt interest dividends for any taxable year if, at the close of each quarter of the taxable year, at least 50% of the value of the Fund’s assets consists of securities described in Section 103 of the Code.

Each of these Funds intends to continue to satisfy this Code requirement. The aggregate dividends excludable from the federal gross income of a Fund’s shareholders may not exceed the Fund’s net tax-exempt income. Dividends may be subject to state and local taxation despite their status as exempt interest dividends for federal income tax purposes.

Purchasing shares shortly before a distribution may not be advantageous. If the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.

A shareholder will not be allowed a deduction for some or all of the shareholder’s interest expense paid with respect to indebtedness incurred or continued in order to purchase or carry shares of a Fund if the Fund pays exempt-interest distributions.

Redemption of Fund shares may result in a taxable gain or loss to a shareholder for federal income tax purposes, depending on whether the redemption proceeds are more or less than the shareholder’s basis in the redeemed shares. An exchange of Fund shares for shares in any other Marshall Fund will have similar federal income tax consequences.

FOREIGN INVESTMENTS

If a Fund purchases foreign securities, interest and dividends received by the Fund may be subject to income withholding or other taxes imposed by foreign countries and U.S. possessions that could reduce the return on these securities. Tax treaties and conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Corporation intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for federal income tax purposes, which may be of particular concern to simple trusts.

A Fund may invest in the stock of certain foreign companies that constitute Passive Foreign Investment Companies (PFICs). There are several elections available under federal law to determine how the Fund’s shareholders will be taxed on PFIC investments. Depending upon the election the Fund selects, the Fund’s shareholders may be subject to federal income taxes (at either capital or ordinary tax rates) with respect to a taxable year attributable to a PFIC investment, even though the Fund receives no distribution from the PFIC and does not dispose of the PFIC investment during such year, and/or the Fund’s shareholders may be subject to federal income taxes upon the disposition of the PFIC investments.

If more than 50% of the value of a Fund’s assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund may elect the application of certain Code provisions that require a shareholder of that Fund to include in taxable income the shareholder’s portion of the Fund’s foreign taxes and allow the shareholder to claim a foreign tax credit or deduction on the shareholder’s U.S. income tax returns for such taxes. The Code may limit a shareholder’s ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund’s foreign taxes rather than take the foreign tax credit must itemize deductions on their federal income tax returns. The Corporation expects that only the International Stock Fund and Emerging Markets Equity Fund will qualify for these Code provisions.

STATE AND LOCAL TAXES

Distributions representing net interest received on tax-exempt municipal securities are not necessarily free from income taxes of any state or local taxing authority. State laws differ on this issue, and you should consult your tax adviser for specific details regarding the status of your account under state and local tax laws, including treatment of distributions as income or return of capital.

CAPITAL GAINS

Net capital gains, when realized by the Funds, could result in an increase in distributions. Capital losses could result in a decrease in distributions. When a Fund realizes net long-term capital gains, it will distribute them at least once every 12 months.

WITHHOLDING

If a shareholder does not furnish a Fund with a correct social security number or taxpayer identification number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds at the rate set forth in applicable IRS rules and regulations.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on their U.S. source income. This withholding rate may be lower under the terms of a tax treaty or convention.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Investors are urged to consult their own tax advisors.

WHO MANAGES THE FUNDS?

BOARD OF DIRECTORS

The Board is responsible for managing the Corporation’s business affairs and for exercising all the Corporation’s powers, except those reserved for the shareholders. Directors of the Corporation, together with information regarding their age, business experience during the past five years, and other information are shown in the following table. The address of each director is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Pursuant to the Corporation’s By-Laws, a director holds office for a period of five years or until his or her successor is duly elected at the next annual meeting of shareholders. Each director with an asterisk (*) is deemed to be an “interested person,” as defined in the 1940 Act. Current directors who are not considered to be “interested persons” of the Funds are referred to in this SAI as “independent directors.” The Corporation, which currently consists of seventeen separate portfolios or funds, is the only investment company in the Fund Complex. Information in the following table is as of December 1, 2008 unless otherwise indicated.

INTERESTED DIRECTORS

Name and Age (as of 8/31/08)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser* Age: 51	Director and President	2004-2009; since May 1999	Vice President of the Adviser and Marshall & Ilsley Trust Company (“M&I Trust”) since 1998.	17	None

Name and Age (as of 8/31/08)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Kenneth C. Krei* Age: 58	Director	2004-2009; since July 2004	Chairman of M&I Financial Advisors, Inc. and M&I Insurance Services, Inc. since January 2005; Director and Chief Executive Officer of the Adviser since July 2003; Director, President and Chief Executive Officer of M&I Trust since July 2003; Senior Vice President of Marshall & Ilsley Corporation (a bank holding company) since July 2003.	17	None

*	Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation, the Adviser and M&I Trust. Mr. Krei is an “interested person” of the Corporation due to the positions that he holds with the Adviser, M&I Trust and Marshall & Ilsley Corporation.

INDEPENDENT DIRECTORS

Name and Age (as of 8/31/08)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Larry D. Armel Age: 66	Independent Director	2006-2011; since September 2006	Retired; formerly, Chairman, Gold Bank Funds, from 2002 to 2005.	17	None

Benjamin M. Cutler Age: 63	Independent Director	2004-2009; since July 2004	Chairman, CEO and President, USHEALTH Group, Inc. (a health insurance company), since September 2004; Chairman, Assurant Health (a health insurer), and Executive Vice President, Assurant, Inc. (an insurance company), from 2002 to 2004; President and CEO, Fortis Health (a health insurer), from 1996 to 2003.	17	None

Name and Age (as of 8/31/08)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John DeVincentis Age: 74	Independent Director	2004-2009; since October 1993	Independent financial consultant; retired; formerly, Senior Vice President of Finance, In-Sink-Erator Division of Emerson Electric Corp. (an electrical products manufacturer).	17	None

John A. Lubs Age: 60	Independent Director	2004-2009; since July 2004	Vice Chairman, Mason Companies, Inc. (a footwear distributor), since October 2004; President and Chief Operating Officer, Mason Companies, Inc., from 1990 to 2004.	17	None

James Mitchell Age: 61	Independent Director	2004-2009; since March 1999	Chairman, Golner Precision Products, Inc. (a supplier of machine parts), from 2004 to 2008; Chief Executive Officer, General Automotive Manufacturing, LLC (an automotive parts manufacturing company), from 2001-2007; Chief Executive Officer, NOG, Inc. (a metal processing and consulting company), since 1999; Chairman, Ayrshire Precision Engineering (a precision machining company), since 1992.	17	None

Barbara J. Pope Age: 60	Independent Director	2004-2009; since March 1999	President of Barbara J. Pope, P.C. (a financial consulting firm) since 1992; President of Sedgwick Street Fund LLC (a private investment partnership) since 1996; formerly, Tax Partner, Price Waterhouse.	17	None

OFFICERS

The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds of the Corporation. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin 53202. Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table.

PRINCIPAL OFFICERS

Name and Age (as of 8/31/08)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy M. Bonin Age: 35	Treasurer	Re-elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006; Financial Services Audit Senior Manager, PricewaterhouseCoopers LLP, prior thereto.

John D. Boritzke Age: 52	Vice President	Re-elected by the Board annually; since October 2001	Senior Vice President of the Adviser and M&I Trust, since 2008; Vice President of the Adviser and M&I Trust, 1993-2008.

Daniel Eyre Age: 40	Anti-Money Laundering Compliance Officer	Re-elected by the Board annually; since June 2004	Manager, MIS, a division of M&I Trust, since April 2004; Programmer and Analyst, Metavante Corporation (a banking and payments technology provider), prior thereto.

William A. Frazier Age: 52	Vice President	Re-elected by the Board annually; since October 2001	Senior Vice President of the Adviser and M&I Trust, since 2008; Vice President of the Adviser and M&I Trust, 1985-2008.

Angela L. Pingel Age: 37	Secretary	Re-elected by the Board annually; since March 2008	Vice President and Securities Counsel of the Adviser and M&I Trust since 2007; Counsel, U.S. Bancorp Fund Services LLC, 2004-2007; Associate, Krukowski & Costello, S.C. (a law firm), 2002-2004.

Name and Age (as of 8/31/08)	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stephen R. Oliver Age: 57	Chief Compliance Officer	Re-elected by the Board annually; since July 2008	Director, Vice President and Chief Compliance Officer of MID, since 2007; Vice President M&I Trust and M&I Financial Advisors, Inc., since March 2006; President, Gold Bank Funds from February 2006 to June 2006; Chief Compliance Officer, Gold Bank Funds from December 2001 to June 2006; Senior Vice President, Gold Capital Management, Inc. (broker/dealer) and Senior Vice President, Gold Financial Services, Inc. (financial holding company) from September 1998 to March 2006; President, Gold Insurance, Inc. (full line insurance agency) and President, Gold Reinsurance Company Ltd. (reinsurance company) from December 2001 to March 2006.

COMMITTEES OF THE BOARD

The standing committees of the Board are the Audit Committee and the Nominating Committee. These committees are comprised solely of independent directors.

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Audit	John DeVincentis (Chair) Larry D. Armel Benjamin M. Cutler John A. Lubs James Mitchell Barbara J. Pope	The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee retains the independent auditors to audit the financial statements of each Fund; meets with the independent auditors periodically to review the results of the audits and reports their results to the full Board; evaluates the independence of the auditors; and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds.	Three

Nominating	John DeVincentis Larry D. Armel Benjamin M. Cutler John A. Lubs James Mitchell Barbara J. Pope	The Nominating Committee identifies, evaluates, selects and nominates, or recommends for nomination, candidates for the Board. It also may set standards or qualifications for directors.	None

The Nominating Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary.

The Board has also established a Pricing Committee, which is not a committee of the Board. The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, which determinations are subsequently reported to the full Board. The Pricing Committee meets as necessary and is comprised of members of the Adviser and UMB Fund Services, Inc. (UMBFS), the Funds’ sub-administrator.

COMPENSATION OF DIRECTORS

The following table shows the fees paid to the independent directors by the Corporation for the fiscal year ended August 31, 2008. The Corporation does not pay any fees to its interested directors or officers. Mr. Oliver receives compensation from the Adviser for his services as Chief Compliance Officer of the Corporation. Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses.

Name	Aggregate Compensation from the Corporation	Total Compensation from Funds and Fund Complex Paid to Directors (1)
Larry D. Armel	$45,000	$45,000

Benjamin M. Cutler	$45,000	$45,000

John DeVincentis	$45,000	$45,000

John A. Lubs	$45,000	$45,000

James Mitchell	$45,000	$45,000

Barbara J. Pope	$45,000	$45,000

(1)

Represents compensation from 14 portfolios. The Corporation, an open-end registered investment company, consists of 17 portfolios. Three of the portfolios, the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund, had not commenced operations as of August 31, 2008. Each Fund pays a pro rata share of the total compensation received by each independent director.

BOARD OWNERSHIP OF SHARES IN THE FUND AND IN THE MARSHALL FUNDS FAMILY OF INVESTMENT COMPANIES AS OF DECEMBER 31, 2007

Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in Marshall Funds Family of Investment Companies
Larry D. Armel	Prime Money Market	$1-$10,000	over $100,000
	Large-Cap Value	$50,001-$100,000
	Mid-Cap Value	$50,001-$100,000

John M. Blaser	Tax-Free Money Market	over $100,000	over $100,000
	Prime Money Market	$1-$10,000
	Short-Intermediate Bond	$10,001-$50,000
	Large-Cap Value	over $100,000
	Large-Cap Growth	$10,001-$50,000
	Mid-Cap Value	over $100,000
	Mid-Cap Growth	$10,001-$50,000
	Small-Cap Growth	$50,001-$100,000
	International Stock	over $100,000

Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in Marshall Funds Family of Investment Companies
Benjamin M. Cutler	International Stock	over $100,000	over $100,000

John DeVincentis	Prime Money Market	$50,001-$100,000	over $100,000
	International Stock	$10,001-$50,000

Kenneth C. Krei	Tax-Free Money Market	over $100,000	over $100,000
	Intermediate Tax-Free	$1-$10,000

John A. Lubs	Large-Cap Value	$10,001-$50,000	$50,001-$100,000
	Mid-Cap Value	$10,001-$50,000
	Mid-Cap Growth	$10,001-$50,000

James Mitchell	Prime Money Market	over $100,000	over $100,000
	Mid-Cap Value	over $100,000
	Mid-Cap Growth	over $100,000
	Small-Cap Growth	over $100,000
	International Stock	over $100,000

Barbara J. Pope	Tax-Free Money Market	$1-$10,000	over $100,000
	Prime Money Market	$10,001-$50,000
	Large-Cap Growth	$10,001-$50,000
	Mid-Cap Value	$10,001-$50,000
	Mid-Cap Growth	$10,001-$50,000
	Small-Cap Growth	$10,001-$50,000

(1)	Dollar range of shares owned in any Fund that is not identified in this table is “None.”

ADVISER TO THE FUNDS

The Funds’ investment adviser is M&I Investment Management Corp., a Wisconsin corporation headquartered in Milwaukee, Wisconsin. The Adviser conducts investment research and makes investment decisions for the Funds, except for the Corporate Income Fund, Core Plus Bond Fund, International Stock Fund and Emerging Markets Equity Fund for which the Adviser performs oversight of the Fund’s Sub-Advisers as described below. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations and not-for-profit organizations, and is registered as an investment adviser with the SEC. The Adviser is a wholly-owned subsidiary of Marshall & Ilsley Corporation (M&I Corp.), a bank holding company headquartered in Milwaukee, Wisconsin. The Adviser shall not be liable to the Corporation, the Funds, or any shareholder of the Funds for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have. The control persons of the Adviser are described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

As compensation for its advisory services under the investment advisory agreement with the Corporation, each of the Funds pays the Adviser, on a monthly basis, an annual management fee based on the percentage of the average daily net assets of the Fund (ADNA) as follows:

Fund	Annual Fee as % of ADNA
Government Money Market Fund	0.20%
Tax-Free Money Market Fund	0.20
Prime Money Market Fund	0.15
Short-Term Income Fund	0.20
Short-Intermediate Bond Fund	0.40
Intermediate Tax-Free Fund	0.60
Government Income Fund	0.40
Corporate Income Fund	0.25
Aggregate Bond Fund	0.40
Core Plus Bond Fund	0.25
Large-Cap Value Fund	0.75
Large-Cap Growth Fund	0.75
Mid-Cap Value Fund	0.75
Mid-Cap Growth Fund	0.75
Small-Cap Growth Fund	1.00
International Stock Fund	1.00
Emerging Markets Equity Fund	1.00

The Funds and the Adviser have implemented a fee reduction schedule for the investment advisory fees charged to the Funds (excluding the Small-Cap Growth Fund). The fee reduction schedule for such Funds, excluding the Money Market Funds and the new Funds (the Corporate Income Fund, the Core Plus Bond Fund and Emerging Markets Equity Fund) was effective November 1, 2007. The advisory fees for the Income Funds and Equity Funds (except the Small-Cap Growth Fund) are subject to the breakpoints listed in the following table:

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Short-Term Income Fund	0.20%	0.19%	0.10%	0.10%
Short-Intermediate Bond Fund	0.40	0.39	0.30	0.25
Intermediate Tax-Free Fund	0.60	0.59	0.50	0.45
Government Income Fund	0.40	0.39	0.30	0.25
Aggregate Bond Fund	0.40	0.39	0.30	0.25
Large-Cap Value Fund	0.75	0.74	0.70	0.65
Large-Cap Growth Fund	0.75	0.74	0.70	0.65
Mid-Cap Value Fund	0.75	0.74	0.70	0.65
Mid-Cap Growth Fund	0.75	0.74	0.70	0.65
International Stock Fund	1.00	0.99	0.95	0.90

From September 1, 2007 to October 31, 2007, a different fee reduction schedule was in effect for the investment advisory fees charged to the Funds then in existence, except with respect to the Small-Cap Growth Fund and Money Market Funds. During this period, the following advisory fee reduction schedule for these Funds was in effect: -0.01% on net assets in excess of $500 million and up to and including $750 million, -0.05% on net assets in excess of $750 million and up to and including $1 billion and -0.10% on net assets in excess of $1 billion.

Effective July 1, 2008, the advisory fees for the Money Market Funds are subject to the breakpoints listed in the following table:

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market Fund	0.200%	0.185%	0.170%	0.155%	0.140%
Tax-Free Money Market Fund	0.200	0.185	0.170	0.155	0.140
Prime Money Market Fund	0.150	0.135	0.120	0.105	0.090

From time to time, the Adviser may voluntarily waive any portion of its management fee for a Fund.

For the fiscal periods ended August 31, 2008, 2007 and 2006, the Adviser was entitled to receive the following management fees and voluntarily waived the indicated amounts. The Adviser may terminate such voluntary waivers at any time. Management fee information is not provided for the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund because the Funds were not offered for sale until the date of this SAI.

Management Fee/Management Fee Waived
For the Fiscal Year Ended
Fund	2008	2007		2006
Government Money Market Fund	$1,000,213/$487,025	$548,242/$357,291		$383,530/$324,117
Tax-Free Money Market Fund	$1,423,717/$638,157	$882,880/$575,799		$509,844/$330,543
Prime Money Market Fund	$8,263,821/$795,580	$7,145,977/$833,309		$6,009,650/$1,602,573
Short-Term Income Fund(1)	$227,213/$266,039	$626,681/$387,958		$768,859/$435,687
Short-Intermediate Bond Fund(1)	$1,790,658/$266,960	$3,822,019/$429,080		$3,999,383/$399,939
Intermediate Tax-Free Fund	$515,672/$296,767	$486,531/$236,490		$505,355/$227,410
Government Income Fund(1)	$2,746,419/$401,023	$4,244,587/$683,551		$3,997,638/$533,018
Aggregate Bond Fund	$1,048,624/$214,430	$192,629/$66,886	(2)	N/A
Large-Cap Value Fund	$2,318,139/$0	$2,661,851/$0		$2,508,368/$0
Large-Cap Growth Fund	$1,888,329/$0	$1,848,264/$0		$1,787,019/$0
Mid-Cap Value Fund	$3,130,708/$0	$4,770,202/$0		$4,965,264/$0
Mid-Cap Growth Fund	$1,897,899/$0	$1,537,472/$0		$1,367,619/$0
Small-Cap Growth Fund	$2,847,817/$0	$2,359,137/$0		$1,835,391/$0
International Stock Fund	$4,642,620/$0	$5,004,824/$70,000		$3,904,696/$70,000

(1)

On June 1, 2007, the Adviser reduced its management fee from 0.60% to 0.20% for the Short-Term Income Fund, from 0.60% to 0.40% for the Short-Intermediate Bond Fund and from 0.75% to 0.40% for the Government Income Fund. The table does not reflect these changes in management fees for fiscal year 2006.

(2)	The fees paid by the Fund are for the period from June 1, 2007, the date on which the Fund began operations, to August 31, 2007, the end of the Fund’s fiscal year.

SUB-ADVISERS TO THE CORPORATE INCOME FUND, CORE PLUS BOND FUND, INTERNATIONAL STOCK FUND AND EMERGING MARKETS EQUITY FUND

It is the Adviser’s responsibility to select sub-advisers for the Corporate Income Fund, Core Plus Bond Fund, International Stock Fund and Emerging Markets Equity Fund that have distinguished themselves in their areas of expertise in asset management and to review each Sub-Adviser’s performance. TCH is the sub-adviser to the Corporate Income Fund and Core Plus Bond Fund. Acadian and Trilogy are the sub-advisers to the International Stock Fund. Trilogy is the sub-adviser to the Emerging Markets Equity Fund. The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and thereafter by monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors, their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Corporation’s Board whether their sub-advisory agreements should be renewed, modified or terminated. The Adviser provides written reports to the Board regarding the results of its evaluation and monitoring functions. The Adviser is also responsible for conducting all operations of the Funds, except those operations contracted to the Sub-Advisers, the custodian, the transfer agent and the administrator. Although the Sub-Advisers’ activities are subject to oversight by the Board and officers of the Corporation, neither the Board, the officers, nor the Adviser evaluates the investment merits of the Sub-Advisers’ individual security selections. The Sub-Advisers have complete discretion to purchase, manage and sell portfolio securities for their respective Funds, subject to the Fund’s investment goal, policies and limitations. The control persons of each Sub-Adviser are described in each Sub-Adviser’s Form ADV as filed with the SEC.

For its services to the Corporate Income Fund and Core Plus Bond Fund, TCH receives a fee at the annual rate of 0.25% of each Fund’s average daily net assets for Fund assets of $500 million or less; 0.24% for the next $200 million; 0.15% for the next $100 million and 0.10% for assets in excess of $800 million. TCH is paid by the Adviser and not by the Corporate Income Fund or Core Plus Bond Fund.

TCH is a Delaware limited liability company and an investment adviser registered with the SEC. TCH provides investment management services to investment companies, pension and profit sharing plans, state or municipal government entities, corporations, charitable organizations and individuals. As noted above, the Adviser is a wholly-owned subsidiary of M&I Corp. In 2008, M&I Corp. acquired the majority interest in TCH. As a result, TCH became an indirect subsidiary of the Adviser. Accordingly, TCH and the Adviser are affiliates.

For their respective services under the subadvisory agreements, on behalf of the International Stock Fund, (i) Acadian receives a fee at the annual rate of 0.55% of the average daily net assets of the portion of the International Stock Fund’s assets it manages up to $100 million in net assets and 0.40% of the average daily net assets above $100 million and (ii) Trilogy receives a fee at the annual rate of 0.40% of the average daily net assets of the portion of the International Stock Fund’s assets it manages. Acadian and Trilogy are paid by the Adviser and not by the International Stock Fund.

Acadian is a Delaware limited liability company and an investment adviser registered with the SEC. It has been providing investment management services to corporations, pension and profit sharing plans, 401(k) and thrift plans, other institutions and individuals since 1986. Acadian is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, a Delaware limited liability company and a wholly owned subsidiary of Old Mutual (US) Holdings Inc., a Delaware holding company. Old Mutual (US) Holdings Inc. is owned by OM Group (UK) Limited, a wholly owned subsidiary of Old Mutual plc, a financial services group based in the United Kingdom.

Trilogy provides portfolio management services for investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals, and other institutions located principally in Canada and the United States, and is an investment adviser registered with the SEC. Trilogy is the successor to a Delaware limited liability partnership, BPI Global Asset Management LLP (BPI), which managed the Fund’s entire portfolio from 1999 until September 1, 2005. On August 15, 2005, shareholders approved a new subadvisory agreement between the Adviser and BPI together with a new subadvisory agreement between the Adviser and Acadian.

For its services to the Emerging Markets Equity Fund, Trilogy receives a fee at the annual rate of 0.00% of the Emerging Markets Equity Fund’s average daily net assets for Fund assets up to $50 million; 0.50% for the next $50 million and 0.75% for assets in excess of $100 million. Trilogy is paid by the Adviser and not by the Emerging Markets Equity Fund.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Funds

As described in the Funds’ respective Prospectuses, the portfolio managers listed below are responsible for the day-to-day management of the Funds. With respect to the Funds for which one portfolio manager is listed in the following table, such portfolio manager is solely responsible for the day-to-day management of the Fund and is primarily responsible for the day-to-day management of the other accounts set forth in the table. In the case of the Funds for which more than one portfolio manager is listed in the following table, such portfolio managers are jointly responsible for the day-to-day management of the applicable Fund. In the case of the International Stock Fund, the portion of the portfolio sub-advised by Acadian is jointly managed by two portfolio managers and the portion of the portfolio sub-advised by Trilogy is jointly managed by three portfolio managers. Unless noted otherwise, none of the mutual fund clients listed in the table pays a performance-based fee to the Adviser or Sub-Advisers.

Other Accounts Managed by the Portfolio Managers

As of August 31, 2008 (Except as Noted)

	Other Registered Investment Companies Managed by Portfolio Manager			Other Pooled Investment Vehicles Managed by Portfolio Manager					Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number		Total Assets ($)	Number		Total Assets ($)	Number with Performance – Based Fees	Total Assets of Pooled Investment Vehicles with Performance – Based Fees ($)	Number		Total Assets ($)	Number with Performance– Based Fees	Total Assets of Accounts with Performance– Based Fees ($)
Short-Term Income Fund
Richard M. Rokus	0		0	1		7.6 billion	0	0	35		3.6 billion	0	0
Short-Intermediate Bond Fund
Jason D. Weiner	0		0	0		0	0	0	43		974.0 million	0	0
Intermediate Tax-Free Fund
John D. Boritzke	0		0	3	*	147.9 million	0	0	33		439.7 million	0	0
Duane A. McAllister	0		0	3	*	147.9 million	0	0	5		15.0 million	0	0
Government Income Fund
Jason D. Weiner	0		0	0		0	0	0	43		974.0 million	0	0
Corporate Income Fund(3)
Tere Alvarez Canida (TCH)	2	*	73.8 million	0		0	0	0	78	*	7.0 billion	0	0
Alan M. Habacht (TCH)	2	*	73.8 million	0		0	0	0	78	*	7.0 billion	0	0
William J. Canida (TCH)	2	*	73.8 million	0		0	0	0	78	*	7.0 billion	0	0
Aggregate Bond Fund
Jason D. Weiner	0		0	0		0	0	0	43		974.0 million	0	0
Core Plus Bond Fund(3)
Tere Alvarez Canida (TCH)	2	*	73.8 million	0		0	0	0	78	*	7.0 billion	0	0
Alan M. Habacht (TCH)	2	*	73.8 million	0		0	0	0	78	*	7.0 billion	0	0
William J. Canida (TCH)	2	*	73.8 million	0		0	0	0	78	*	7.0 billion	0	0
Large-Cap Value Fund
Daniel P. Brown	0		0	1		51.9 million	0	51.9 million	859		613.2 million	0	0
Large-Cap Growth Fund
Alan K. Creech	0		0	0		0	0	0	0		0	0	0
Robert G. Cummisford	0		0	3	*	0	0	0	0		0	0	0

	Other Registered Investment Companies Managed by Portfolio Manager				Other Pooled Investment Vehicles Managed by Portfolio Manager					Other Accounts Managed by Portfolio Manager
Portfolio Manager	Number		Total Assets ($)		Number		Total Assets ($)	Number with Performance – Based Fees	Total Assets of Pooled Investment Vehicles with Performance – Based Fees ($)	Number		Total Assets ($)	Number with Performance– Based Fees	Total Assets of Accounts with Performance– Based Fees ($)
Mid-Cap Value Fund
Matthew B. Fahey	0		0		0		0	0	0	77		70.0 million	0	0
Mid-Cap Growth Fund
Kenneth S. Salmon	0		0		0		0	0	0	107	*	95.9 million	0	0
Patrick M. Gundlach	0		0		0		0	0	0	107	*	95.9 million	0	0
Small-Cap Growth Fund
Kenneth S. Salmon	0		0		0		0	0	0	107	*	95.9 million	0	0
Patrick M. Gundlach	0		0		0		0	0	0	107	*	95.9 million	0	0
International Stock Fund
Brian K. Wolahan (Acadian)(1)	12	(1)	5.3 billion	(2)	58	*	12.0 billion	8	1.4 billion	202	*	53.3 billion	36	15.2 billion
Charles H. Wang (Acadian)(1)	12	(1)	5.3 billion	(2)	58	*	12.0 billion	8	1.4 billion	202	*	53.3 billion	36	15.2 billion
William Sterling (Trilogy)	0		0		25	*	862 million	0	0	75	*	11.8 billion	3	1.2 billion
Robert Beckwitt (Trilogy)	0		0		25	*	862 million	0	0	81	*	12.2 billion	3	1.2 billion
Greg Gigliotti (Trilogy)	0		0		22	*	810 million	0	0	58	*	9.5 billion	2	978 million
Emerging Markets Equity Fund(3)
Pablo Salas (Trilogy)	0		0		5	*	25.6 million	0	0	21	*	1.7 billion	1	101 million
William Sterling (Trilogy)	0		0		26	*	477 million	0	0	80	*	8.2 billion	4	1.03 billion
Robert Beckwitt (Trilogy)	0		0		26	*	477 million	0	0	86	*	8.5 billion	4	1.03 billion

*	Includes account(s) managed jointly with other portfolio manager(s).
(1)

Acadian’s portfolio managers function as a team and are not segregated along product lines or by client type. A team of fourteen portfolio managers works jointly on all accounts and the data shown in this table reflects firm-level numbers of accounts and assets under management segregated by investment vehicle type.

(2)	Four of the accounts, with total assets of $3.1 billion, pay a performance-based fee.
(3)	As of October 31, 2008. The Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund were not offered for sale before the date of this SAI.

Conflicts of Interest

A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Funds, which may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Funds, they may track the same benchmarks or indexes as the Funds track, and they may sell securities that are eligible to be held, sold or purchased by the Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including a Fund.

To address and manage these potential conflicts of interest, each of the Adviser, Acadian, Trilogy and TCH has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices and oversight by investment management and/or compliance departments.

Compensation of Portfolio Managers

Adviser

Compensation for the Adviser’s portfolio managers generally consists of a base salary, a performance bonus and an annual incentive bonus. A portfolio manager’s base salary is generally a fixed amount based on his or her level of experience and responsibilities in accordance with industry standards and competitive factors. A portfolio manager’s performance bonus is determined primarily in relation to the pre-tax investment performance of the accounts, including the Funds, under his or her management. Performance is measured relative to the long- and short-term performance of an index assigned to each Fund and account, measured on a one- and three-year basis, with greater weight given to long-term performance. With respect to the portion of compensation received for managing the Funds, each portfolio manager’s performance is measured against the index set forth in the following table:

Fund	Index
Marshall Short-Term Income Fund	Lipper Short-Term Investment Grade Debt Funds Index
Marshall Short-Intermediate Bond Fund	Lipper Short/Intermediate Investment Grade Debt Funds Index
Marshall Intermediate Tax-Free Fund	Lipper Intermediate Municipal Debt Funds Index
Marshall Government Income Fund	Lipper U.S. Mortgage Funds Index
Marshall Aggregate Bond Fund	Lipper Intermediate Investment Grade Debt Funds Index
Marshall Large-Cap Value Fund	Lipper Large Cap Value Funds Index
Marshall Large-Cap Growth Fund	Lipper Large-Cap Growth Funds Index
Marshall Mid-Cap Value Fund	Lipper Mid-Cap Value Funds Index
Marshall Mid-Cap Growth Fund	Lipper Mid-Cap Growth Funds Index
Marshall Small-Cap Growth Fund	Lipper Small-Cap Growth Funds Index

In addition, portfolio managers are eligible to participate in a bonus pool, which is based on the percentage of revenues generated by the assets managed by the Adviser. Payments under the bonus pool are discretionary as determined by the Adviser’s Chief Investment Officer and Director of Equity Research or Director of Fixed Income Research, as applicable. The Chief Investment Officer may also authorize additional incentive compensation to certain portfolio managers who provide significant assistance to the Adviser in creating new institutional investor relationships. In order to attract and retain experienced and talented individuals, the Adviser also may offer certain portfolio managers stock options in Marshall & Ilsley Corporation, the Adviser’s parent company, and/or certain perquisites, such as reimbursement of club membership dues. Portfolio managers are also eligible to participate in broad-based plans offered generally to the Adviser’s employees, including broad-based retirement, 401(k), health and other employee benefit plans.

TCH

Compensation for TCH’s portfolio managers includes an annual base salary with an additional bonus based on the profits of the company. The portfolio managers’ compensation is not based on the performance of the individual Funds. Compensation is not directly based on the value of assets held in the Funds’ portfolios.

Acadian

Acadian’s compensation structure varies among professionals, although the basic package involves a base salary, bonus potential, profit sharing potential, various fringe benefits, and, among senior investment professionals and certain other key employees, equity ownership in the firm as part of a Key Employee Limited Partnership (KELP). Portfolio manager compensation is not tied to the performance of specific portfolios but is based on firm performance as a whole.

Depending on Acadian’s financial performance, employees may also receive a percentage of base pay as a profit-sharing contribution. In addition, Acadian’s bonus pool is funded via a profit-sharing arrangement with Old Mutual plc, Acadian’s parent company. The profit-sharing is solely a function of Acadian’s financial results; the results of the larger Old Mutual group do not impact this calculation.

Trilogy

The primary elements of total compensation for Trilogy portfolio managers are a base salary and a variable annual performance cash incentive award. In addition, long term non-cash incentives such as equity ownership may be awarded from time to time. Furthermore, each senior portfolio manager is currently an equity stakeholder with Trilogy, which encourages retention and provides full participation in the success of the business. The base salary portion of total compensation for portfolio managers represents a relatively small portion of total compensation for the portfolio managers. Compensation is structured in this way to create strong incentives for overall portfolio manager performance. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role. The portfolio manager’s bonus is determined by the Trilogy Compensation Committee and may be modified each year as appropriate to reflect changes in the market. In addition, the Compensation Committee may adjust the factors used to determine bonuses to align behavior with good performance. The factors used by Trilogy’s Compensation Committee include, among others, individual performance, attainment of specified goals, teamwork, success of investment ideas, leadership and the success of the firm and its investment products. The Trilogy Compensation Committee evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third-party industry compensation consultant. No material differences exist between the compensation structure that exists for portfolio managers responsible for mutual fund accounts and that of portfolio managers responsible for other types of accounts.

Ownership of Fund Shares by Portfolio Managers

As of August 31, 2008, the portfolio managers beneficially owned shares of the Funds they manage having a value within the range shown below. No ownership information is provided for the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund because they were not offered for sale until the date of this SAI.

Fund/Portfolio Manager	Dollar Range of Shares Owned
Short-Term Income Fund
Richard M. Rokus	None

Short-Intermediate Bond Fund
Jason D. Weiner	None

Intermediate Tax-Free Fund
John D. Boritzke	None
Duane A. McAllister	None

Government Income Fund
Jason D. Weiner	None

Aggregate Bond Fund
Jason D. Weiner	None

Large-Cap Value Fund
Daniel P. Brown	$50,001 - $100,000

Large-Cap Growth Fund
Alan K. Creech	$50,001 - $100,000
Robert G. Cummisford	$10,001 - $50,000

Mid-Cap Value Fund
Matthew B. Fahey	$100,001 - $500,000

Mid-Cap Growth Fund
Kenneth S. Salmon	$50,001 - $100,000
Patrick M. Gundlach	$100,001 - $500,000

Small-Cap Growth Fund
Kenneth S. Salmon	$10,001 - $50,000
Patrick M. Gundlach	$100,001 - $500,000

International Stock Fund
Brian K. Wolahan (Acadian)	None
Charles H. Wang (Acadian)	None
William Sterling (Trilogy)	None
Robert Beckwitt (Trilogy)	None
Greg Gigliotti (Trilogy)	None

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

The Board has delegated the authority to vote proxies relating to the securities held in the Funds’ portfolios to the Adviser and, in the case of the International Stock Fund and Emerging Markets Equity Fund, has authorized the Adviser to delegate its authority to vote proxies to the Sub-Advisers on behalf of the Funds. Due to the Funds’ proposed investments in fixed income securities, the Adviser does not anticipate voting proxies on behalf of the Money Market Funds or Income Funds.

Adviser’s Proxy Voting Policies and Procedures

Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in a manner that, in the best judgment of the Adviser, is in the best economic interests of the Adviser’s clients with respect to the potential economic return on the clients’ investments. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted to a company’s shareholders for vote. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On routine matters, generally the Adviser will vote in accordance with the recommendation of the issuer’s board of directors. Routine matters include, but are not limited to, proposals to approve independent auditors; election of directors in uncontested elections; increases in authorized common shares for stock dividends, stock splits or general issuance, unless proposed as an anti-takeover action; share repurchase programs that institute or renew open market share repurchase programs in which all shareholders may participate on equal terms; and compensation or salary levels for employees and/or directors that appear to be consistent with standard business practices, such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans, or thrift plans, except that the Adviser will require management to provide substantial justification for repricing of options in order to vote for such proposal.

On matters of corporate governance, generally the Adviser will vote for proposals to permit a simple majority of shareholders to approve acquisitions of a controlling interest of issuers; eliminate classified or staggered boards of directors; eliminate cumulative voting and preemptive rights; and proposals to opt-out of state takeover statutes. The Adviser will generally vote against the adoption of super-majority voting provisions that require greater than a two-thirds shareholder approval to change the corporate charter or bylaws or to approve mergers and acquisitions; fair price amendments that are linked to a super-majority provision and do not permit a takeover unless an arbitrary fair price is offered to all shareholders; proposals that would create different classes of stock with unequal voting rights, such as dual class exchange offers and dual class recapitalizations; and proposals that do not allow replacement of existing members of the board of directors.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting.

Proxy Voting Procedures

The Trust Investment Committee, comprised of the members of the Adviser and M&I Trust, has appointed a Proxy Officer who has the authority to vote proxies pursuant to the proxy voting policy. The Proxy Officer will direct proposals that he or she is unable to determine how to vote or where there has been a recommendation not to vote in accordance with a predetermined policy to the Proxy Voting Committee of M&I Trust. The Proxy Voting Committee may refer any matter that it is uncertain how to vote to the Trust Investment Committee for a final decision.

The Adviser’s proxy voting procedures permit the Proxy Voting Committee to develop and revise further procedures to assist the Adviser in the voting of proxies, which may include the use of a third party vendor for purposes of recommendations on particular shareholder votes being solicited or for the voting of proxies, or to override the directions provided in such guidelines, whenever necessary to comply with the proxy voting policies.

Conflicts of Interest

The Adviser addresses potential material conflicts of interest by having a predetermined voting policy. For those proposals that require case-by-case determinations, or in instances where special circumstances may require varying from the predetermined policy, the Proxy Officer will determine the vote in the best interests of the Adviser’s clients, without consideration of any benefit to the Adviser, its affiliates, its employees, its other clients, customers, service providers or any other party.

TCH’s Proxy Voting Policies and Procedures

TCH, the Subadviser to the Corporate Income Fund and Core Plus Bond Fund, does not anticipate voting proxies on behalf of these Funds due to their proposed investments in bonds and other non-voting fixed-income securities.

Acadian’s Proxy Voting Policies and Procedures

Proxy Voting Policies

When voting proxies on behalf of its clients, Acadian assumes a fiduciary responsibility to vote in its clients’ best interests. Acadian has retained RiskMetrics Group (formerly Institutional Shareholder Services) (RiskMetrics) to research and vote proxies on behalf of its clients, subject to ongoing supervision and in accordance with policies and procedures negotiated and agreed to between Acadian and Risk Metrics. Generally, Risk Metrics’ proxy voting policies are as follows:

•

Management Proposals – On proposals introduced by company management, RiskMetrics will generally vote in accordance with management’s recommendations on proposals involving uncontested election of directors, approval of independent auditors, executive compensation plans, routine corporate structure, share issuance, allocations of income, script dividend proposals, increases in capital or par value and share repurchase plans.

•

Shareholder Proposals – Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business and voted in favor of shareholder initiatives concerning the maximization of shareholder value.

•

Non-routine proposals – Non-routine proposals are examined on a case-by-case basis and a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal. Examples of non-routine proposals are reorganizations or restructurings, amendments to articles of association, non-executive director compensation proposals, increased borrowing power and debt issuance requests.

Acadian reserves the right to override RiskMetrics vote recommendations if it believes that changing the vote is in the best interest of its clients. Overrides must be approved by an executive officer of Acadian and documented, including the reasons for voting against the RiskMetrics recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interests of clients conflicts with Acadian’s interests. In these situations Risk Metrics will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and RiskMetrics before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Acadian Proxy Coordinator will prepare a report to the Acadian Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to Risk Metrics to vote the proxy in accordance with the predetermined voting policy.

Trilogy’s Proxy Voting Policies and Procedures

Proxy Voting Policies

As a matter of policy and as a fiduciary to its clients, Trilogy has responsibility for the voting of proxies for portfolio securities consistent with the best economic interests of the clients. The guiding principal by which Trilogy votes on all matters submitted for vote is the maximization of the ultimate economic value of a client’s holdings. Trilogy has engaged RiskMetrics to vote its proxies and to provide research concerning matters contained in the proxies. RiskMetrics ensures that each proposal regarding stocks held in the portfolio of the International Stock Fund managed by Trilogy or the Emerging Markets Equity Fund is voted in the best interests of its shareholders.

In order to avoid inherent conflicts of interest, Trilogy generally votes its proxies in accordance with the RiskMetrics recommendation. Certain client proxies, such as those of ERISA plans, may be voted differently from other clients. In the case where a member of the investment team wishes to vote against the RiskMetrics recommendation, the matter is brought to the Trilogy Proxy Committee which decides the matter using its best judgment based upon the guiding principle of seeking the maximization of economic value to its clients and avoiding conflicts of interest between Trilogy and its clients. Trilogy reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if the costs associated with voting such proxy outweigh the benefits to clients or circumstances make such an abstention or withholding in the best interests of the clients.

Proxy Voting Record

Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party on a selective basis, except as permitted by the Corporation’s policy regarding disclosure of portfolio holdings (Disclosure Policy). This Disclosure Policy also applies to the Adviser, Sub-Advisers and M&I Trust. Pursuant to the Disclosure Policy, the Corporation may disclose information about the Funds’ portfolio holdings only in the following circumstances:

•

As required by SEC regulations, the Corporation will disclose the portfolio holdings of each Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC;

•

The Adviser or a Sub-Adviser may disclose Fund portfolio holdings in regulatory filings and, from time to time, to the Funds’ service providers, including the administrator, sub-administrator, custodians, fund accountant, transfer agent, independent accountant, legal counsel and financial printer (currently RR Donnelley), in connection with the fulfillment of their duties to the Funds and the Corporation;

•	The Funds’ portfolio holdings as of each month end are disclosed on the Funds’ website at http://www.marshallfunds.com no earlier than five days after month end;

•	The Funds’ portfolio holdings as of each month end are disclosed to certain approved institutional databases following the posting of the holdings on the Funds’ website as described above;

•	Portfolio holdings of the Funds as of a particular month end may be provided to portfolio managers of M&I Trust in connection with presentations to M&I Trust’s existing clients.

The Corporation is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities prior to public availability without prior approval of the Board. Third parties who receive portfolio holdings information are subject to restrictions by contract or by law which prohibit the disclosure or misuse of the holdings information to ensure that the information remains confidential. No compensation or other consideration may be received by the Funds, the Adviser, Sub-Advisers or M&I Trust in connection with the disclosure of portfolio holdings in accordance with this policy. The Funds’ Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board.

The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.

BROKERAGE TRANSACTIONS

As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.

The Adviser is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups and mark-downs.

In executing transactions on behalf of the Funds, the Adviser has no obligation to deal with any particular broker or dealer. Rather, the Adviser seeks to obtain the best qualitative execution. The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below. Recognizing the value of the range of services, the Funds may not pay the lowest commission or spread available on any particular transaction.

Section 28(e) of the Securities Exchange Act of 1934, as amended (Section 28(e)), permits an investment advisor, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:

•	furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;

•	furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy and the performance of accounts; and

•	effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability and efficiency; and the appropriateness of the commission rate. Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy. In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size. While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.

The Adviser places portfolio transactions for other advisory accounts in addition to the Funds. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of their accounts; that is, not all of such services may be used by the Adviser in connection with the Funds. The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. The Adviser believes any such costs to the Funds, however, will not be disproportionate to the benefits received by the Funds on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.

The following table shows aggregate total commissions paid by each Fund to brokers that provide brokerage and research services to the Adviser and/or Sub-Advisers and the aggregate principal value of the transactions for the fiscal year ended August 31, 2008:

Fund	Brokerage Commissions Paid to Brokers Who Provide Brokerage and Research Services	Principal Value of Transactions
Government Money Market Fund	N/A	N/A
Tax-Free Money Market Fund	N/A	N/A
Prime Money Market Fund	N/A	N/A
Short-Term Income Fund	N/A	N/A
Short-Intermediate Bond Fund	N/A	N/A
Intermediate Tax-Free Fund	N/A	N/A
Government Income Fund	N/A	N/A
Corporate Income Fund	N/A*	N/A*
Aggregate Bond Fund	N/A	N/A
Core Plus Bond Fund	N/A*	N/A*
Large-Cap Value Fund	$263,011	$271,168,879
Large-Cap Growth Fund	$436,701	$597,863,570
Mid-Cap Value Fund	$678,511	$583,682,080
Mid-Cap Growth Fund	$938,808	$922,807,921
Small-Cap Growth Fund	$1,949,324	$1,028,446,081
International Stock Fund	N/A	N/A
Emerging Markets Equity Fund	N/A*	N/A*

N/A - Not applicable

*	Information is not provided for the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund because the Funds were not offered for sale until the date of this SAI.

The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and other advisory accounts. There can be no assurance that a particular purchase or sale opportunity will be allocated to a Fund. In making allocations between the Funds and between a Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.

For the fiscal years ended August 31, 2008, 2007 and 2006, the Funds paid the following brokerage commissions:

	Brokerage Commissions Paid
	For the fiscal year ended August 31
Fund	2008		2007		2006
Government Money Market Fund	N/A		N/A		N/A
Tax-Free Money Market Fund	N/A		N/A		N/A
Prime Money Market Fund	N/A		N/A		N/A
Short-Term Income Fund	4,972		$7,920		$3,247
Short-Intermediate Bond Fund	N/A		N/A		N/A
Intermediate Tax-Free Fund	N/A		N/A		N/A
Government Income Fund	N/A		N/A		N/A
Corporate Income Fund	N/A	*	N/A	*	N/A	*
Aggregate Bond Fund	N/A		N/A		N/A
Core Plus Bond Fund	N/A	*	N/A	*	N/A	*
Large-Cap Value Fund	263,011		$266,008		$657,570
Large-Cap Growth Fund	436,701		$305,641		$532,122
Mid-Cap Value Fund	678,511		$1,035,841		$1,288,206
Mid-Cap Growth Fund	938,808		$835,460		$690,031
Small-Cap Growth Fund	1,949,324		$1,685,455		$1,392,273
International Stock Fund	737,689		$991,149		$1,093,676
Emerging Markets Equity Fund	N/A	*	N/A	*	N/A	*

N/A - Not applicable

*	Information is not provided for the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund because the Funds were not offered for sale until the date of this SAI.

Unless otherwise noted below, during the fiscal year ended August 31, 2008, the Funds (except the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund) did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act). Information is not provided for the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund because the Funds were not offered for sale until the date of this SAI.

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 8/31/08) (000s omitted)
Tax-Free Money Market	Deutsche Bank Securities, Inc. Lehman Brothers, Inc.	13,305 4,000

Prime Money Market	Wachovia Capital Markets, Inc. Deutsche Bank Securities, Inc. Morgan Stanley & Co., Inc. Greenwich Capital Bank of America Corp. JP Morgan Capital Corp. Goldman Sachs & Co. Merrill Lynch & Co., Inc.	215,000 200,000 198,889 100,000 85,000 63,000 22,697 10,187

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 8/31/08) (000s omitted)
Short-Term Income	JP Morgan Capital Corp. Lehman Brothers, Inc. Morgan Stanley & Co., Inc. Merrill Lynch & Co., Inc. Countrywide Wachovia Capital Markets, LLC. Credit Suisse First Boston, Inc.	8,135 5,129 2,627 1,295 903 515 179

Short-Intermediate Bond Fund	JP Morgan Capital Corp. Lehman Brothers, Inc. Citigroup Global Markets Holdings, Inc. Bear Stearns & Co. Countrywide UBS Securities LLC Morgan Stanley & Co., Inc.	30,786 13,248 9,445 8,402 6,912 6,744 6,619

Aggregate Bond	JP Morgan Capital Corp. Lehman Brothers Inc. Merrill Lynch & Co., Inc. Bank of America Corp. Citigroup Global Market Holdings Countrywide Bear Stearns & Co.	16,890 12,332 8,111 7,522 7,291 5,295 4,300

Large-Cap Value	JP Morgan Capital Corp. Goldman Sachs & Co. Bank of America Corp. Morgan Stanley & Co., Inc. Charles Schwab Corp. Lehman Brothers, Inc.	5,201 3,772 2,955 2,944 1,346 994

Large-Cap Growth	Charles Schwab Corp.	3,119

International Stock	Deutsche Bank Securities, Inc.	6,912

CODE OF ETHICS RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Funds, the Adviser, TCH, Acadian, Trilogy and the Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund directors and certain other employees (Access Persons). Although the codes permit Access Persons to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

ADMINISTRATOR

M&I Trust is the administrator of the Funds. M&I Trust is entitled to receive fees from each of the EQUITY FUNDS and INCOME FUNDS at the following annual rates as a percentage of the Fund’s ADNA:

Fee	Fund’s ADNA
0.0925%	on the first $250 million
0.0850%	on the next $250 million
0.0800%	on the next $200 million
0.0400%	on the next $100 million
0.0200%	on the next $200 million
0.0100%	on ADNA in excess of $1.0 billion

M&I Trust, as administrator, is entitled to receive fees from the MONEY MARKET FUNDS at the following annual rates based on the aggregate ADNA of the MONEY MARKET FUNDS combined:

Fee	Combined ADNA
0.040%	on the first $2 billion
0.030%	on the next $2 billion
0.025%	on the next $2 billion
0.020%	on the next $2 billion
0.010%	on ADNA in excess of $8 billion

The aggregate fees paid by the Money Market Funds are allocated to each Fund based on its assets.

For the fiscal periods ended August 31, 2008, 2007 and 2006, the administrator was paid (net of waivers) the following fees. Administrative fee information is not provided for the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund because the Funds were not offered for sale until the date of this SAI.

	Administrative Fee Paid
	For the fiscal year ended August 31
Fund	2008	2007		2006
Government Money Market Fund(1)	149,887	$90,875		$70,112
Tax-Free Money Market Fund(1)	213,998	$145,501		$92,988
Prime Money Market Fund(1)	1,695,571	$1,563,767		$1,465,024
Short-Term Income Fund	103,271	$119,963	(2)	$128,143
Short-Intermediate Bond Fund	397,153	$598,593	(2)	$620,751	(2)
Intermediate Tax-Free Fund	79,465	$77,045	(2)	$84,226	(2)
Government Income Fund	593,257	$568,394	(2)	$513,619	(2)
Aggregate Bond Fund	239,101	$47,565	(2)(3)	N/A
Large-Cap Value Fund	280,263	$327,886	(2)	$330,227	(2)
Large-Cap Growth Fund	231,115	$235,073	(2)	$238,269	(2)
Mid-Cap Value Fund	371,846	$560,031	(2)	$617,128	(2)
Mid-Cap Growth Fund	232,323	$195,956	(2)	$182,349	(2)
Small-Cap Growth Fund	259,599	$225,019	(2)	$183,539	(2)
International Stock Fund	416,088	$451,075	(2)	$384,320	(2)

N/A - Not applicable

(1)	Fees for the Money Market Funds prior to July 1, 2008 were:

Fee	Combined ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million

Fee	Combined ADNA
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on ADNA in excess of $1.5 billion

(2)	Fees for the Income Funds and Equity Funds for fiscal 2006 and 2007 were:

Fee	Fund’s ADNA
0.100%	on the first $250 million
0.095%	on the next $250 million
0.080%	on the next $250 million
0.060%	on the next $250 million
0.040%	on the next $500 million
0.020%	on ADNA in excess of $1.5 billion

(3)	The fees paid by the Fund are for the period from June 1, 2007, the date on which the Fund began operations, to August 31, 2007, the end of the Fund’s fiscal year.

The administrator may choose voluntarily to reimburse a portion of its fee at any time.

The functions performed by the administrator include, but are not limited, to the following:

•	preparation, filing and maintenance of the Corporation’s governing documents, minutes of Board meetings and shareholder meetings;

•

preparation and filing with the SEC and state regulatory authorities, the Corporation’s registration statement and all amendments, and any other documents required for the Funds to make a continuous offering of their shares;

•	preparation, negotiation and administration of contracts on behalf of a Fund;

•	supervision of the preparation of financial reports;

•	preparation and filing of federal and state tax returns;

•	assistance with the design, development and operation of a Fund; and

•	provision of advice to the Funds and the Board.

SUB-ADMINISTRATOR

UMBFS is the Funds’ sub-administrator pursuant to the Sub-Administration Agreement with the administrator. Under the Sub-Administration Agreement, the functions performed by UMBFS include and relate to, but are not limited to, the following:

•

review and filing with the SEC and state regulatory authorities of the Corporation’s registration statement and all amendments, and any other documents required for the Funds to make a continuous offering of their shares;

•	drafting and reviewing of the Funds’ annual and semi-annual reports;

•	various services relating to the shareholder and Board meetings, such as preparing and obtaining executed authorized signatures, attendance at Board meetings and drafting of proxy materials;

•	obtaining CUSIPs, NASDAQ symbols, and IRS tax identification numbers;

•	coordination and facilitation of external audits by the Corporation’s independent auditors and regulatory examinations of the Corporation;

•	follow-up on any issues surrounding reporting of performance for the Funds; and

•	preparation of the Corporation’s tax returns.

For its services, UMBFS is entitled to receive from the administrator with respect to each of the Funds (other than the Money Market Funds), in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, fees at the following annual rates as a percentage of the Fund’s ADNA:

ADNA	Fee (Domestic Funds)	Fee (International Funds)
Up to $200 million	0.0090%	0.0300%
Next $200 million	0.0085	0.0250
Next $200 million	0.0075	0.0200
Next $200 million	0.0065	0.0175
Next $200 million	0.0055	0.0150
Next $200 million	0.0045	0.0125
Over $1.2 billion	0.0035	0.0100

With respect to the Money Market Funds, UMBFS receives from the administrator, in addition to a monthly multi-class fee of $200 per class and out-of-pocket expenses, fees at the following annual rate as a percentage of the Fund’s ADNA:

ADNA	Fee
Up to $250 million	0.0055%
Next $250 million	0.0050
Next $250 million	0.0045
Over $750 million	0.0030

For the fiscal periods ended August 31, 2008, 2007 and 2006, the administrator paid UMBFS $678,521, $668,172 and $573,754, respectively, under the Sub-Administration Agreement.

SECURITIES LENDING

The Funds pay a portion of the net revenue earned on securities lending activities to M&I Trust for its services as a securities lending agent. The following amounts were paid for the fiscal year ended August 31, 2008. Securities lending fee information is not provided for the Corporate Income Fund, Core Plus Bond Fund and Emerging Markets Equity Fund because the Funds were not offered for sale until the date of this SAI.

Fund	Securities Lending Fees Paid
Short-Term Income Fund	$29,004
Short-Intermediate Bond Fund	$166,455
Government Income Fund	$441,901
Aggregate Bond Fund	$155,384
Large-Cap Value Fund	$51,634
Large-Cap Growth Fund	$51,729
Mid-Cap Value Fund	$104,139
Mid-Cap Growth Fund	$148,134
Small-Cap Growth Fund	$438,342
International Stock Fund	$115,239

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, Massachusetts, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders. The fee is based on the level of the Funds’ average net assets for the period plus out-of-pocket expenses.

Each Fund may pay amounts to third parties, such as banks, broker-dealers or affiliated entities, including M&I Trust, that provide sub-transfer agency services, shareholder servicing and/or other administrative services to the Funds.

FUND ACCOUNTANTS

UMBFS, 803 West Michigan Street, Milwaukee, Wisconsin, provides fund accounting services to the Funds, except the International Stock Fund and Emerging Markets Equity Fund.

State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, provides fund accounting services to the International Stock Fund and Emerging Markets Equity Fund.

For their services, UMBFS and State Street Bank & Trust Company receive a fee based on net assets of the Funds.

CUSTODIANS

M&I Trust, 111 East Kilbourn Avenue, Suite 200, Milwaukee, Wisconsin, a subsidiary of M&I Corp., is a custodian for the securities and cash of the Funds, except the International Stock Fund and Emerging Markets Equity Fund. For its services as custodian, M&I Trust receives an annual fee, payable monthly, based on a percentage of a Fund’s average aggregate daily net assets.

State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, is a custodian for the securities and cash of the International Stock Fund and Emerging Markets Equity Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds, PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatements.

PERFORMANCE

From time to time, the yield and total return of the Investor Class, Advisor Class and/or Institutional Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Funds (toll free) at 1-800-236-FUND (3863).

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended August 31, 2008 are incorporated herein by reference from the Funds’ Annual Report dated August 31, 2008 (for the fiscal year ended August 31, 2008) (File Nos. 33-48907 and 811-58433). A copy of the Annual Report for a Fund may be obtained without charge by contacting MIS at the address located on the back cover of the SAI or by calling MIS at 1-414-287-8555 or 1-800-236-FUND (3863).

APPENDIX

SHORT-TERM RATINGS

Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Short-Term Debt Ratings

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Fitch’s International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’ denotes that Fitch Ratings does not publicly rate the associated issuer or issuer.

‘WD’

Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

F1(xxx) Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the creditworthiness is particularly strong, a “+” is added to the assigned rating.

F2(xxx) Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx) Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx) Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx) Indicates actual or imminent payment default.

Note to National Short-Term ratings:

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp N.R.i” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

•

Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

•

Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch’s International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative.

•

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC

•	For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

•

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC

•	For issuers and performing obligations, default of some kind appears probable.

•	For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C

•	For issuers and performing obligations, default is imminent.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Notes to International Long-Term and Short-Term ratings

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.

Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

The tranche has reached maturity and has been “paid-in-full”, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

‘NR’

Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

‘WD’

Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Fitch’s National Long-Term Credit Ratings

National Ratings are an assessment of credit quality relative to the rating of the “best” credit risk in a country. This “best” risk will normally, although not always, be assigned to all financial commitments issued or guaranteed by the sovereign state.

A special identifier for the country concerned will be added at the end of all national ratings. For illustrative purposes, (xxx) has been used, in the table below.

AAA(xxx)	‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)	‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A(xxx)	‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)	‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)	‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)	‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx), CC(xxx), C(xxx)

These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx), DD(xxx), D(xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.

E(xxx)	Adequate information is not available to meet the obligations of the rating. This category is used as a downgrade when the previous rating is suspended due to a lack of documentation from the issuer necessary to continue surveillance and maintain the rating.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

Short-Term Notes

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

Moody’s MIG/VMIG Ratings U.S. Short-Term Ratings

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

ADDRESSES

Marshall Government Money Market Fund

Marshall Tax-Free Money Market Fund

Marshall Prime Money Market Fund

Marshall Short-Term Income Fund

Marshall Short-Intermediate Bond Fund

Marshall Intermediate Tax-Free Fund

Marshall Government Income Fund

Marshall Corporate Income Fund

Marshall Aggregate Bond Fund

Marshall Core Plus Bond Fund

Marshall Large-Cap Value Fund

Marshall Large-Cap Growth Fund

Marshall Mid-Cap Value Fund

Marshall Mid-Cap Growth Fund

Marshall Small-Cap Growth Fund

Marshall International Stock Fund

Marshall Emerging Markets Equity Fund

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

Distributor:

M&I Distributors, LLC

111 East Kilbourn Avenue

Milwaukee, Wisconsin 53202

Adviser to all Funds:

M&I Investment Management Corp.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Sub-Adviser to Marshall Corporate Income Fund and Marshall

Core Plus Bond Fund:

Taplin, Canida & Habacht, LLC

1001 Brickell Bay Drive, Suite 2100

Miami, Florida 33131

Sub-Advisers to Marshall International Stock Fund:

Acadian Asset Management, LLC

One Post Office Square

Boston, Massachusetts 02109

Trilogy Global Advisors, LLC

1114 Avenue of the Americas, 28th Floor

New York, New York 10036

Sub-Adviser to Marshall Emerging Markets Equity Fund:

Trilogy Global Advisors, LLC

1114 Avenue of the Americas, 28th Floor

New York, New York 10036

Custodian (except Marshall International Stock Fund and

Marshall Emerging Markets Equity Fund) and Administrator:

Marshall & Ilsley Trust Company N.A.

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

Transfer Agent and Dividend Disbursing Agent:

Boston Financial Data Services, Inc.

2 Heritage Drive

Quincy, Massachusetts 02171

Sub-Administrator and Portfolio Accounting Services Agent

(except Marshall International Stock Fund and Marshall

Emerging Markets Equity Fund):

UMB Fund Services, Inc.

803 West Michigan Street

Milwaukee, Wisconsin 53233

Custodian and Portfolio Accounting Services Agent for

Marshall International Stock Fund and Marshall Emerging

Markets Equity Fund:

State Street Bank & Trust Company

200 Clarendon Street

Boston, Massachusetts 02116

Shareholder Servicing Agent:

Marshall Investor Services, a division of

Marshall & Ilsley Trust Company N.A.

P.O. Box 1348

Milwaukee, Wisconsin 53201-1348

Legal Counsel:

Vedder Price P.C.

222 North LaSalle Street

Chicago, Illinois 60601

Independent Registered Public Accounting Firm:

PricewaterhouseCoopers LLP

One North Wacker

Chicago, Illinois 60606

Marshall Investor Services

111 East Kilbourn Avenue, Suite 200

Milwaukee, Wisconsin 53202

414-287-8555 or 1-800-236-FUND (3863)

Internet address: http:www.marshallfunds.com